                                                                    Exhibit 10.2

                               FIFTH AMENDMENT TO
                                 LOAN AGREEMENT
                            AND FORBEARANCE AGREEMENT
                            -------------------------

         THIS FIFTH AMENDMENT AND FORBEARANCE AGREEMENT ("Agreement"), dated this 25th day of October, 2002, by and among GENERAL ELECTRIC CAPITAL CORPORATION ("Lender") and MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("Leading Borrower" or "MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "Borrowers" and each a "Borrower"); and DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent"), MAGIC NORTHEAST, INC., a Delaware corporation ("Magic"), and PREFERRED FUNDING CORPORATION, a Texas corporation ("PFC", and together with Parent and Magic, the "Guarantors" and each a "Guarantor"; the Borrowers and the Guarantors being collectively referred to herein as the "Credit Parties" and each a "Credit Party").


                                   WITNESSETH:
                                   ----------

         WHEREAS, Credit Parties and Lender are parties to that certain Loan and Security Agreement, dated as of May 18, 2000 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), pursuant to which, and upon the terms and subject to the conditions contained therein, Lender has made Loans and extended credit to Credit Parties secured by all of the Collateral;

         WHEREAS, to induce Lender to enter into the Loan Agreement and to make the Loans and extend the credit to Borrowers thereunder, (a) Parent executed and delivered to Lender a certain Guarantee, dated May 18, 2000 (the "Parent Guarantee), pursuant to which Parent unconditionally guaranteed to Lender the due and punctual payment of all Obligations at any time or times owing by Borrowers to Lender; (b) Magic executed and delivered to Lender a certain Guarantee, dated May 18, 2000 (the "Magic Guarantee"), pursuant to which Magic unconditionally guaranteed to Lender the due and punctual payment of all Obligations at any time or times owing by Borrowers to Lender; and (c) PFC executed and delivered to Lender a certain Guarantee, dated May 18, 2000 (the "PFC Guarantee", and, together with the Parent Guarantee and the Magic Guarantee, herein collectively the Guarantee Agreements" and, each, a "Guarantee "), pursuant to which PFC unconditionally guaranteed to Lender the due and punctual payment of all Obligations at any time or times owing by Borrowers to Lender;

         WHEREAS, Events of Default exist under the Loan Agreement and, as a result thereof, Lender is authorized to accelerate the Obligations and to exercise certain rights and remedies available to Lender thereunder, including, without limitation, the right to repossess and foreclose upon all Collateral securing the indebtedness and obligations of Borrowers owing to Lender;

         WHEREAS, the Credit Parties have requested that Lender (a) forbear from exercising remedies of suit, repossession and foreclosure otherwise available to Lender under the Loan Agreement and the other Loan Documents, and (b) continue to make Loans to Borrowers under the Loan Agreement;

         WHEREAS, subject to the terms and conditions hereof, including the amendments to the Loan Agreement set forth herein, Lender is willing, in order to afford Borrowers an opportunity refinance all of the Indebtedness owing by Borrowers to Lender, (a) to forbear from accelerating the Obligations and exercising remedies of suit, repossession and foreclosure available to it in consequence of such existing Events of Default, and (b) to continue making Loans to Borrowers under the Loan Agreement, all for a limited period of time as more particularly set forth herein

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement. In addition to the terms defined in the Loan Agreement and elsewhere in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement:

                  "Additional Guarantors" shall mean Moore and USFG.
                   ---------------------

                  "Deed of Trust" shall mean shall mean that certain of deed of trust, in the form of Exhibit B to this Agreement, to be executed by USFG pursuant to the Fifth Amendment to this Agreement, by which USFG shall grant the Lender a mortgage lien in the Real Estate as security for the USFG Limited Guarantee and the Obligations.

                  "Existing Events of Default" shall mean the Events of Default arising under the Loan Agreement on account of the following:

                           (a) For various periods prior to the date hereof, Borrowers failure to repay the Loans in an amount sufficient to reduce the aggregate unpaid principal amounts of all the Loans outstanding by the amount that the principal amount of the Loans outstanding exceeded the Borrowing Base, as required by Section 1.2(b) of the Loan Agreement for such period;

                           (b) For the fiscal periods ending March 31, 2002 and June 30, 2002, Borrowers' failure to maintain a Fixed Charge Coverage Ratio as required by Schedule G of the Loan Agreement;

                           (c) For the fiscal periods ending September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002,
                  Borrowers' failure to maintain Minimum Tangible Net Worth on a consolidated basis of at least as required by Schedule G of the Loan Agreement;

                           (d) The giving of the October 2001 notice by Compass Bank to Parent under the Note Purchase Agreement requiring Parent to purchase the interest of Compass Bank under the DCRI L.P. No. 2 Loan Documents as prohibited by
                  Section 7.1(m) of the Loan Agreement; and

                           (e) The issuance by Borrowers' independent accounting firm of certified financial statements for fiscal year 2001 with a going concern qualification in violation of .Section 4.1(e) of the Loan Agreement.

                  "Forbearance Conditions" shall mean the conditions to forbearance set forth in Section 6 hereof.

                  "Forbearance Period" shall mean the period from the date hereof through the Forbearance Termination Date.

                  "Forbearance Termination Date" shall mean November 25, 2002.
                   ----------------------------

                  "Moore" shall mean J. Michael Moore, a resident of the State of Texas.

                  "Moore Guarantee" shall mean the Guarantee in the form of Exhibit A-1 hereto pursuant to which Moore shall unconditionally guaranty to Lender the due and punctual payment of all Obligations at any time or times owing by Borrowers to Lender.

                  "Real Estate" shall mean the real Property of USFG consisting of 182 lots in the Lincoln Lake Estates Subdivision, Bastrop County, Texas as further described in the exhibits to the Deed of Trust.

                  "USFG" shall mean United States Funding Group, Inc., a Texas corporation.

                  "USFG Limited Guarantee" shall mean the Limited Guarantee in the form of Exhibit A-2 hereto, pursuant to which USFG shall unconditionally guaranty to Lender the due and punctual payment of a portion of the Obligations owing by Borrowers to Lender as further described in the USFG Limited Guarantee.

                  "USFG Negative Pledge" shall mean that certain negative pledge agreement in the form of Exhibit C hereto pursuant to which USFG shall agree that it shall grant no Liens in the Real Estate to any party other than Lender.

         2. Acknowledgments by Borrowers and Guarantors. Each Borrower and each Guarantor acknowledges and agrees that:

                  (a) As of the close of business on October 24, 2002, the aggregate principal balance of the Loans outstanding under the Loan Agreement was in the sum of $2,535,233.38;

                  (b) The Loans owing by Borrowers under the Loan Agreement and as described in Section 2(a) above are absolutely due and owing by Borrowers to Lender without any defenses, deductions, offsets or counterclaims of any kind or nature;

                  (c) The Loan Agreement and the other Loan Documents executed by Borrowers are the legal, valid and binding obligation of Borrowers enforceable against Borrowers in accordance with their respective terms without any defenses, deductions, offsets or counterclaims of any kind or nature;

                  (d) The Liens granted by Borrowers to Lender in all of the Collateral are duly perfected first priority Liens therein as security for all of the Obligations owing to Lender subject only to Permitted Encumbrances;

                  (e) Each Guarantee is the legal, valid and binding obligation of the Guarantor who is a party thereto, enforceable against such Guarantor in accordance with its respective terms without any defenses, deductions, offsets or counterclaims of any kind or nature;

                  (f) The Existing Events of Default currently exist and have not been waived by Lender or cured by Borrowers; and

                  (g) Neither the entering into of this Agreement by Lender nor any other previous action or inaction on the part of Lender constitutes or shall be deemed to constitute a waiver of or consent to any past, present or future Default or Event of Default, including, without limitation, the Existing Events of Default.

         3. Agreement to Forbear. If and for so long as each of the Forbearance Conditions is satisfied, Lender agrees that it will not, solely by reason of the existence on this date of the Existing Events of Default, exercise any default remedy available to Lender under the Loan Agreement or any of the other Loan Documents to enforce collection from Borrowers of any of the Obligations or to foreclose upon Lender's Lien in any of the Collateral during the Forbearance Period. Neither this Agreement nor Lender's forbearance hereunder shall be deemed to be a waiver of or a consent to the Existing Events of Default.

         4. Continued Making of Loans. If and for so long as each of the Forbearance Conditions is satisfied, and notwithstanding any provision of the Loan Agreement to the contrary, the Lender agrees to continue to make Revolving Credit Advances to the Borrowers under the Loan Agreement as modified by this Agreement.

         5. Subordinated Lien of Moore. Subject to (a) satisfaction of all other terms and conditions contained in this Agreement, and (b) execution by Moore of a subordination agreement in form and substance satisfactory to Lender pursuant to which subordination agreement all Liens granted to Moore in the Collateral shall be junior and subordinate in priority to the Liens of Lender in the Collateral and pursuant to which any Moore shall be prohibited from taking any action with respect to the Collateral until such time as all of the Obligations owing by Borrowers to Lender have been repaid to Lender in full, Lender hereby consents to the granting of Liens to Moore by Borrowers in the Collateral.

         6. Conditions to Forbearance. The following conditions shall constitute Forbearance Conditions, the satisfaction of each and every one of which shall be a condition to the agreement of Lender to forbear as set forth in
Section 3 hereof and to continue to make Loans to Borrowers as set forth in
Section 4 hereof:

                  (a) Borrowers and Guarantors (including the Additional Guarantors) shall duly and punctually observe, perform and discharge each and every obligation and covenant on their respective parts to be performed under this Agreement and the Loan Documents;

                  (b) No Event of Default shall occur or exist other than the Existing Events of Default;

                  (c) Borrowers shall pay promptly as and when due and payable all taxes on their income, properties or profits and all employment taxes;

                  (d) There shall not occur any event or condition which Lender, in good faith, determines constitutes a material adverse change in the financial condition, results of operations or business prospects of Borrowers, Guarantors, or the Collateral, or which Lender determines materially and adversely affects the ability of Borrowers or Guarantors to pay or perform the Obligations owed to Lender;

                  (e) Concurrently with Borrower's request for a Loan to be made pursuant to Section 1.1 of the Loan Agreement as amended hereby, Borrowers, upon Lender's request, shall furnish Lender with a written acknowledgment of the Existing Events of Default and that the making of the requested Loan shall not constitute a waiver thereof;

                  (f) Simultaneously with the execution hereof, if not delivered prior thereto, Moore shall have executed and delivered to Lender the Moore Guarantee;

                  (g) Simultaneously with the execution hereof, if not delivered prior thereto, USFG shall have executed and delivered to Lender the USFG Limited Guarantee, the Deed of Trust, and the USFG Negative Pledge;

                  (h) Within seven (7) days of the date hereof, USFG shall, at Borrowers' sole cost and expense (i) record the Deed of Trust in all recording offices necessary to perfect the mortgage Lien created thereby, and
(ii) Lender shall be satisfied, in its sole discretion pursuant to such documentation as Lender may in its sole discretion require, that the Deed of Trust establishes a first priority perfected mortgage Lien in the Real Estate;

                  (i) Within seven (7) days of the date hereof, USFG and Borrowers shall provide to Lender a copy of the appraisal of the Real Estate performed on behalf of Power Mortgage;

                  (j) Within seven (7) days of the date hereof, Moore shall provide to Lender his updated personal financial statement in a form satisfactory to Lender in its sole discretion;

                  (k) Within seven (7) days of the date hereof, Borrowers shall cause to be commenced discussions among Borrowers, Lender, and Frost Capital Group, a d/b/a of Frost National Bank concerning the refinancing of Borrowers' Indebtedness owing to Lender, and during the Forbearance Period, Borrowers shall at all times diligently pursue the refinancing of Borrowers' Indebtedness owing to Lender;

                  (l) Upon Lender's request, USFG and Borrowers, at the sole cost and expense of USFG and Borrowers, shall cause such environmental assessments as Lender may deem appropriate in its sole discretion to be performed on the Real Estate;

                  (m) Simultaneously with the execution hereof, Borrowers shall owe to Lender a forbearance fee in the amount of $30,000 which forbearance fee shall be (i) fully earned and owing upon the execution of this Agreement and
(ii) payable on November 6, 2002;

                  (n) No Borrower or Guarantor shall attempt to revoke or terminate, or dispute his, her or its liability under, or challenge the validity of, this Agreement or any or all of the Loan Documents or any Guarantee;

                  (o) No Borrower or Guarantor shall commence a case under any Chapter of the Bankruptcy Code. If an involuntary Chapter 7 is commenced against a Borrower or a Guarantor, such Borrower or Guarantor shall enter into a cash collateral agreement in form and substance satisfactory to Lender and its counsel and shall not attempt to use Cash Collateral (as such term is defined in the Bankruptcy Code) without Lender's consent;

                  (p) No compromise or settlement or any other adjustment shall be made to the amounts payable under the Judgment without the prior written consent of Lender, and all payments made on the Judgment shall, immediately upon receipt, be turned over and remitted to Lender for application to the Obligations;

                  (q) Each Borrower, each Guarantor and each Additional Guarantor shall permit inspections of its respective books, records, accounts and other papers by Lender or its representative at any and all times such inspection is requested by Lender;

                  (r) No creditor shall initiate any action to collect any of the indebtedness owing to it by a Borrower, a Guarantor or an Additional Guarantor or exercise any rights or remedies it may have with respect to any of the Property or assets of a Borrower, a Guarantor or an Additional Guarantor; and

         In the event that one or more of the Forbearance Conditions is not satisfied, Lender's agreement to forbear as set forth in Section 3 hereof and to continue to make Loans to Borrowers under the Loan Agreement as set forth in
Section 4 hereof shall forthwith terminate and Lender shall thereupon have and may exercise from time to time all rights and remedies available under the Loan Agreement and the other Loan Documents as a consequence of an Event of Default, including without limitation, the Existing Events of Default.

         7. Amendments to Loan Agreement. The Loan Agreement is hereby further amended as follows:

                  (a) Schedule A, Definitions, is amended by adding the definitions set forth in this Agreement as additional definitions in the Loan Agreement;

                  (b) Schedule A, Definitions, is further amended as follows:

                            (i)     by amending the definition of "Borrowing
Base" in its entirety to read as follows:

                           "'Borrowing Base' shall mean at any time with respect
                  to any Borrower, an amount equal to the sum at such time of:

                  (a) eighty five percent (85%) of the value (as determined by Lender) of such Borrower's Eligible Accounts arising from the rendition of contract staffing services; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the dilution of such Borrower's Accounts arising from the rendition of contract staffing services (calculated by Lender as the average dilution over the most recent 12 months) exceeds five percent (5%); plus

                  (b) seventy-two percent (72%) of the value (as determined by Lender) of such Borrower's Eligible Accounts arising from the rendition of permanent placement services; provided that Lender shall reduce the foregoing percentage by one percentage point for each percentage point that the dilution of such Borrower's Accounts arising from the rendition of permanent placement services (calculated by Lender as the average dilution over the most recent 12 months) exceeds ten percent (10%); plus

                  (c)      the Permitted Overadvance Amount;  less

                  (d) such reserves as Lender may establish in its sole discretion from time to time to include, but not to be limited to, the Seller Payment Reserve."

                           (ii)     by amending the definition of "Maximum
Amount" in its entirety to read as follows:

                  "'Maximum Amount' shall mean $3,250,000"; and
                    --------------

                  (iii) by adding the following definition in appropriate alphabetical order:

                           "Permitted Overadvance Amount" shall mean, at any
                  date of determination thereof, the amount set forth below corresponding to such date:

                                 Period                                Amount
                                 ------                                ------

                   At all times through but not including
                   November 2, 2002                                    $450,000

                   At all times from November 3, 2003 through
                   but not including November 7, 2002                  $350,000

                   November 7, 2002 and all times thereafter           $-0-.

         8. Representations and Warranties of Borrowers and Guarantors. Borrowers and Guarantors warrant and represent to Lender that:

                  (a) No Event of Default exists under the Loan Agreement or the other Loan Documents except for the Existing Events of Default;

                  (b) Borrowers and Guarantors are entering into this Agreement freely and voluntarily with the advice of legal counsel of their own choosing; and

                  (c) Borrowers and Guarantors have freely and voluntarily agreed to the releases, waivers and undertakings set forth in this Agreement.

         9. Reaffirmation of Loan Documents. Each Borrower and each Guarantor hereby ratifies and reaffirms the validity, legality and enforceability of each of the Loan Documents to which it is a party and agrees that, except as amended hereby, each of the Loan Documents is and shall remain in full force and effect until all of the Loans and the other Obligations have been paid and satisfied in full and the Loan Agreement and the other Loan Documents have been terminated in writing.

         10. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AGREEMENT, EACH BORROWER AND EACH GUARANTOR HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER AND LENDER'S OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE

OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT ANY OF THEM NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR OTHERWISE.

         11. Relationship of Parties. Nothing in this Agreement shall be construed to change or alter the existing debtor-creditor relationship between Borrowers and Guarantors, on the one hand, and Lender, on the other hand. This Agreement is not intended, nor shall it be construed to create, a partnership or joint venture relationship between any of the parties hereto.

         12. Entire Agreement. This Agreement, the Loan Agreement as amended hereby, and the other Loan Documents, and the documents required to be delivered pursuant hereto, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof. This Agreement may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto.

         13. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of New York.

         14. Non-Waiver of Existing Events of Default. Neither this Agreement, nor Lender's forbearance hereunder nor Lender's continued making of Loans to Borrowers shall be deemed a waiver of or consent to the Existing Events of Default or any other Event of Default that may exist on the date of this Agreement or may hereafter occur. Each Borrower and each Guarantor agrees that any such Events of Default shall not be deemed to have been waived, released or cured by virtue of such Loans, Lender's agreement to forbear pursuant to the terms hereof, or the execution of this Agreement.

         15. No Novation, etc. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and, except as otherwise expressly stated herein, the Loan Agreement and the other Loan Documents remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of the Loan Agreement or the other Loan Documents, the parties agree that the terms of each of the Loan Agreement and the other Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

         16. Expenses. Borrowers shall pay all fees and expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Agreement and the documents contemplated hereby, including, without limitation, legal fees and expenses of Lender's special counsel, search fees, and filing and recordation costs. At Lender's option, such fees and expenses to be reimbursed by Borrowers to Lender shall be added to the unpaid principal balance of the Loans and shall be secured, bear interest and be payable in the same manner as any other Loan made by Lender to Borrowers under the Loan Agreement.

         17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same instrument.

         18. Severability. The provisions of this Agreement shall be severable and the illegibility, unenforceability or invalidity of any provision of this Agreement shall not affect or impair the remaining provisions hereof, and each provision of this Agreement shall be construed to be valid and enforceable to the fullest extent permitted by law.

         19. Section Titles. The section titles contained in this Agreement are for convenience of reference only and are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the Agreement among the parties hereto.

         20. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including any bankruptcy trustee of any

Borrower or Guarantor. Notice of acceptance hereof by Lender is hereby waived by each Borrower and each Guarantor. Time is of the essence of this Agreement.

         21. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND EACH GUARANTOR AND LENDER EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY THAT ANY OF THEM MAY HAVE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THE LOAN AGREEMENT, THE OTHER LOAN DOCUMENTS OR THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO.

                            [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered under seal on the date first above written.


                                         BORROWERS:

                                         MANAGEMENT ALLIANCE CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         INFORMATION SYSTEMS CONSULTING CORP.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         DATATEK CONSULTING GROUP CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         TEXCEL SERVICES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------


                                         MOUNTAIN, LTD.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         OTHER CREDIT PARTIES:

                                         DIVERSIFIED CORPORATE RESOURCES, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         PREFERRED FUNDING CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         MAGIC NORTHEAST, INC.


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                         LENDER:

                                         GENERAL ELECTRIC CAPITAL CORPORATION


                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:    Duly Authorized Signatory

                                   EXHIBIT A-1

                             FORM OF MOORE GUARANTEE

         GUARANTEE, dated as of October 25, 2002, made by J. MICHAEL MOORE (the "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender") under the Loan Agreement referred to below.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to the Loan and Security Agreement dated as of May 18, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation (each a "Borrower" and, collectively, the "Borrowers"), Lender and the parties thereto, the Lender has agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the Lender's willingness to continue to extend credit to Borrowers pursuant to the Loan Agreement that the Guarantor guarantee payment and performance of the Borrowers' obligations under the Loan Agreement and the other Loan Documents;

         WHEREAS, the Guarantor owns directly or indirectly a portion of the issued and outstanding stock of the Borrowers.

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to make its extensions of credit to the Borrowers under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

         (b) As used herein, "Obligations" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by any Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between any Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

         (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

         (d) No payment or payments made by any Borrower, any other guarantor or any other Person or received or collected by the Lender from any Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full.

         (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

         (f) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed $900,000 of the Obligations guaranteed hereby (the "Limited Amount"), plus the sum of: (i) all unpaid interest which accrues on such Limited Amount after demand by the Lender for payment hereunder until payment of the Limited Amount in full, calculated at the rate of interest applicable to the Obligations as provided in the Loan Agreement, unless the Guarantor makes timely payment of all amounts due and payable hereunder to the Lender, without set-off or counterclaim, at the office of the Lender located at General Electric Capital Corporation, Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, CT 06810or such other office designated by the Lender, no later than three (3) Business Days after the demand by the Lender for payment hereunder (such period being herein called the "Grace Period"), in which event the Guarantor shall not be liable for the payment of the interest accruing on such Limited Amount within the Grace Period, and (ii) all reasonable out-of-pocket fees, costs and expenses incurred by the Lender in enforcing this Guaranty or in exercising its rights hereunder.

         (g) The liability of the Guarantor hereunder with respect to the Limited Amount of the Obligations shall not be reduced by the receipt by the Lender of any proceeds of the Collateral or any other payments made by or on behalf of the Borrower on the Obligations (other than payments made by the Guarantor hereunder) until such time as the amount of the Obligations outstanding is less than the Limited Amount.

         3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against any Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrowers on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

         4. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from any Borrower or any such other guarantor or any release of any Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         5. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

         6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         7. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at General Electric Capital Corporation, Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, CT 06810.

         8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) he has the power and authority and the legal right and capacity to execute and deliver, and to perform his obligations under, this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

         (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

         (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

         (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;

         (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by any Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         9. Notices. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         (a) if to the Lender, at its address or transmission number for notices provided in the Loan Agreement; and

         (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

         The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

         10. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

         12. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

         (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         13. Covenants. Guarantor shall furnish to Lender on an annual basis a certified copy of his financial statement reflecting all of his assets and liabilities in a form satisfactory to Lender and, no later than thirty (30) days after the filing thereof, copies of his annual Federal and state income tax returns.

         14. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         15. Successors and Assigns. This Guarantee shall be binding upon the successors, assigns, trustees, executors, administrators and representatives of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

         16. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         17. Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America located in the state of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.




------------------------------------------
J. MICHAEL MOORE


Address for Notices:

---------------------------------
---------------------------------

Facsimile to
            ---------------------




State of                )
        ------------     )     ss:
County of               )
         ------------

On this 25th day of October, 2002, before me, the undersigned, a Notary Public in and for said County and State, personally appeared J. MICHAEL MOORE, personally known to me or proven to me on the basis of satisfactory evidence to be J. MICHAEL MOORE.

                                  WITNESS my hand and affixed seal.


                                  ----------------------------------------------
                                  Notary Public in and for said County and State

                                   EXHIBIT A-2

                         FORM OF USFG LIMITED GUARANTEE

         GUARANTEE, dated as of October 25, 2000, made by UNITED STATES FUNDING GROUP, INC. (the "Guarantor"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as Lender (the "Lender") under the Loan Agreement referred to below.

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, pursuant to the Loan and Security Agreement dated as of May 18, 2000 (as the same may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement") among Management Alliance Corporation, a Texas corporation, Information Systems Consulting Corp., a Texas corporation, Datatek Consulting Group Corporation, a Texas corporation, Texcel Services, Inc., a Pennsylvania corporation, and Mountain, Ltd., a Maine corporation (each a "Borrower" and, collectively, the "Borrowers"), Lender and the parties thereto, the Lender has agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

         WHEREAS, it is a condition precedent to the Lender's willingness to continue to extend credit to Borrowers pursuant to the Loan Agreement that the Guarantor guarantee payment and performance of the Borrowers= obligations under the Loan Agreement and the other Loan Documents;

         WHEREAS, the Guarantor is interested in the financial success of each Borrower and it is in the best interests of the Guarantor for the Lender to continue to make loans and extend credit to the Borrowers under the Loan Agreement.

         NOW, THEREFORE, to induce the Lender to enter into the Loan Agreement and to induce the Lender to continue to make its extensions of credit to the Borrowers under the Loan Agreement and for other consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees with the Lender as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

         (b) As used herein, "Obligations" shall mean all loans, advances, debts, expense reimbursement, fees, liabilities, and obligations, for the performance of covenants, tasks or duties or for payment of monetary amounts (whether or not such performance is then required or contingent, or amounts are liquidated or determinable) owing by any Borrower and any other Credit Party to Lender, of any kind or nature, present or future, whether or not evidenced by any note, agreement or other instrument, whether arising under any of the Loan Documents or under any other agreement between any Borrower, such Credit Party and Lender, and all covenants and duties regarding such amounts. This term includes all principal, interest (including interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), Fees, Charges, expenses, attorneys' fees and any other sum chargeable to any Borrower under any of the Loan Documents, and all principal and interest due in respect of the Loans and all obligations and liabilities of the Guarantor under this Guarantee.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrowers when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee.

         (c) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of the Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Lender hereunder.

         (d) No payment or payments made by any Borrower, any other guarantor or any other Person or received or collected by the Lender from any Borrower, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments, other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations hereunder until the Obligations are indefeasibly paid in full.

         (e) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

         (f) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of the Guarantor hereunder and under the other Loan Documents shall in no event exceed $900,000 of the Obligations guaranteed hereby (the "Limited Amount"), plus the sum of: (i) all unpaid interest which accrues on such Limited Amount after demand by the Lender for payment hereunder until payment of the Limited Amount in full, calculated at the rate of interest applicable to the Obligations as provided in the Loan Agreement, unless the Guarantor makes timely payment of all amounts due and payable hereunder to the Lender, without set-off or counterclaim, at the office of the Lender located at General Electric Capital Corporation, Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, CT 06810or such other office designated by the Lender, no later than three (3) Business Days after the demand by the Lender for payment hereunder (such period being herein called the "Grace Period"), in which event the Guarantor shall not be liable for the payment of the interest accruing on such Limited Amount within the Grace Period, and (ii) all reasonable out-of-pocket fees, costs and expenses incurred by the Lender in enforcing this Guaranty or in exercising its rights hereunder.

         (g) The liability of the Guarantor hereunder with respect to the Limited Amount of the Obligations shall not be reduced by the receipt by the Lender of any proceeds of the Collateral or any other payments made by or on behalf of the Borrower on the Obligations (other than payments made by the Guarantor hereunder) until such time as the amount of the Obligations outstanding is less than the Limited Amount.

         3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder or any set-off or application of funds of the Guarantor by the Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against any Borrower or any other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Borrower or any other Person in respect of payments made by the Guarantor hereunder until all amounts owing to the Lender by the Borrowers on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been indefeasibly paid in full, such amount shall be held by the Guarantor in trust for the Lender, segregated from other funds of the Guarantor and shall forthwith upon receipt by the Guarantor, be turned over to the Lender in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may elect.

         4. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor and without notice to or further assent by the Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrowers or any other guarantor, and any failure by the Lender to make any such demand or to collect any payments from any Borrower or any such other guarantor or any release of any Borrower or such other or guarantor shall not relieve the Guarantor of the obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         5. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and the Guarantor, on the one hand, and the Lender on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or the Guarantor with respect to the Obligations. The Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Loan Agreement, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrowers or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from any Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender, and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by indefeasible payment in full in cash.

         6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or the Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         7. Payments. The Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at General Electric Capital Corporation, Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, CT 06810.

         8. Representations and Warranties. The Guarantor hereby represents and warrants that:

         (a) (i) it is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (ii) it has the power and authority and the legal right and capacity to execute and deliver, and to perform its obligations under, this Guarantee and has taken all necessary action to authorize its execution, delivery and performance of this Guarantee;

         (b) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (c) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

         (d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, any shareholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee;

         (e) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues (1) with respect to this Guarantee or any of the transactions contemplated hereby, (2) which could have a material adverse effect on the business, property, or financial or other condition of the Guarantor;

         (f) the statements concerning the financial condition and net worth of Guarantor previously provided to the Lender are true and correct; there is no event, fact, circumstance or condition known to Guarantor which is inconsistent with such statements or is required to be disclosed in order to cause such statements not to be misleading.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by any Borrower under the Loan Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

         9. Notices. All notices, requests and demands to or upon the Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         (a) if to the Lender, at its address or transmission number for notices under its signature below; and

         (b) if to the Guarantor, at its address or transmission number for notices set forth provided in the Loan Agreement.

         The Lender, and the Guarantor may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

         10. Severabilility. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

         12. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Lender, provided that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

         (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 12(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         13. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         14. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

         15. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         16. Submission to Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America located in the state of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant to Section 9; and

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered as of the day and year first above written.


                                       UNITED STATES FUNDING GROUP, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       Address for notices:

                                       ------------------------------------

                                       ------------------------------------

                                       ------------------------------------

                                    EXHIBIT B

                              Form of Deed of Trust

RECORDING REQUESTED BY:
AND WHEN RECORDED MAIL TO:

Carruthers & Roth, P.A.
P.O. Box 540
Greensboro, NC 27402
Attention:  John M. Flynn, Esq.

                                                       (For Recorder's use only)
--------------------------------------------------------------------------------

                          DEED OF TRUST, ASSIGNMENT OF
                  RENTS, SECURITY AGREEMENT AND FIXTURE FILING
                  --------------------------------------------

STATE OF TEXAS           ss.
                         ss.             KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF BASTROP        ss.

         THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING ("Deed of Trust") is made as of _____ __, 2002, by UNITED STATES FUNDING GROUP, INC., a _______________ corporation, whose address is ______________________ (herein "Trustor"), the owner of the real property described below, to JAMES C. CHADWICK, an individual resident of the State of Texas, whose address is 2001 Ross Avenue, Suite 3000, Dallas, Texas 75201 as trustee, subject to substitution as provided herein (herein "Trustee"), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation whose mailing address and address from which information concerning its security interest may be obtained is _________________________ and who is referred to hereinafter as "Beneficiary." For purposes hereof, references to Beneficiary shall mean and include the named Beneficiary herein, as well as its successors and assigns.

         Concurrently herewith, Trustor is entering into that certain Guarantee of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, the "Guaranty"), pursuant to which Trustor is indebted or otherwise obligated to Beneficiary in the principal sum of Nine Hundred Thousand and No/100 Dollars ($900,000.00) (the "Loan") as guarantor of the indebtedness owing by MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "Borrowers" and each a "Borrower"); and DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent"), MAGIC NORTHEAST, INC., a Delaware corporation ("Magic"), and PREFERRED FUNDING CORPORATION, a Texas corporation ("PFC", and together with Parent and Magic, the "Guarantors" and each a "Guarantor"; the Borrowers and the Guarantors being collectively referred to herein as the "Credit Parties" and each a "Credit Party"), pursuant to that certain Loan Agreement dated as of May 18, 2000 among Beneficiary and the Credit Parties, such indebtedness or obligation and all present or future modifications, extensions, renewals or replacements thereof are hereinafter referred to as the ("Obligations") the terms of which are incorporated herein by reference.

                              W I T N E S S E T H :
                              - - - - - - - - - -

         WHEREAS, Trustor has incurred or will incur obligations to Beneficiary on certain terms and conditions as described in the Guaranty and as hereinafter set forth; Trustor owns the Real Property (as hereinafter defined) covered by this Deed of Trust; Trustor owns and may hereafter acquire certain fixtures located on or about the Real Property; Trustor, for good and valuable consideration received, has agreed to absolutely assign the rents, issues and profits of the Mortgaged Property (as hereinafter defined) to Beneficiary, subject to the conditional license under this Deed of Trust given to Trustor to collect said rents; and Trustor, for good and valuable consideration received,


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING -- Page 25 has agreed to execute and deliver this Deed of Trust to secure the Secured Obligations (as hereinafter defined) as hereinafter set forth.

         NOW, THEREFORE, in consideration of Ten and No/100 Dollars and other valuable consideration duly paid to Trustor by the Trustee, the full receipt and sufficiency of which are hereby acknowledged, Trustor irrevocably grants, conveys, transfers and assigns to Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, with power of sale and right of entry and possession, all of Trustor's estate, right, title and interest in, to and under the following described property, whether now existing or hereafter acquired or arising (herein, the "Mortgaged Property"):

         (a) The real property located in Bastrop County, Texas, and more particularly described on Exhibit A attached hereto and made a part hereof (the "Real Property"), and all minerals, oil, gas and other hydrocarbon substances on the Real Property, and rights to extract, sever, or remove any and all of the same from the Real Property as well as all development rights, air rights, water, water rights and water stock relating to the Real Property.

         (b) All present and future structures, buildings and improvements of any kind on the Real Property (hereafter "Improvements"); all fixtures, chattels, machinery, electronic machines, equipment, motor vehicles, building materials, appliances, general intangibles, fittings and articles of personal property of every kind and nature whatsoever; all appurtenances and additions to the foregoing and substitutions or replacements therefor, and goods of every nature whatsoever now or hereafter owned by Trustor and located in or on, or attached or affixed to, or used or intended to be used in connection with, the Real Property, including all air coolers and conditioners, alarms and security systems, antennae and reception systems, apparatus, appliances, awnings, basins, bathtubs and spas; beds, blankets, blinds, boilers, bookcases, cabinets, chairs and chaise lounges, clocks, cocktail lounge supplies, including inventory, bars, glassware, bottles and tables used in connection therewith; communication systems, computers and related peripherals and all data stored in any medium, conduits, curtains, desks, doors, drapes, dressers, ducts and compressors, dynamos, electric and power equipment, elevators and escalators and related machinery and equipment, engines, equipment, fans, files, safes and all inventories, records and schedules therein; fire extinguishing, prevention and alarm equipment and systems; fittings, floor coverings, including rugs and carpeting; furnaces and stokers, furnishings, furniture, gas, generating equipment, hardware, heaters, humidifiers and dehumidifiers, incinerators, kitchen, cafeteria and restaurant inventory, equipment, and utensils; laundry, lighting, linen, machinery, mirrors, motor vehicles, motors, ovens, ranges and stoves; partitions, pillows and bedding, pipes, plumbing and related fixtures; pumps, radiators, radios, television and related cables, speakers and monitors; recreational equipment and facilities, refrigerators, coolers and freezers; screens, shades, shelving, sinks, toilets and bidets; sprinkling and vacuum cleaning systems, storm doors and windows, supplies, including cleaning, kitchen and maintenance items; swimming pool heaters, filters and equipment; switchboards, tables, tanks and other storage containers, towels, trees, plants and other items of landscaping; ventilating apparatus, wall coverings, washers and dryers, windows and window coverings, and wiring; all business equipment, books, records and files of any business located on or concerning the Real Property, regardless of whether the same are themselves kept at the Real Property, including all interest of Trustor in any of the above items now or hereafter at any time acquired under lease, conditional sale contract, chattel mortgage, or other title retention or security instrument, and all replacements and additions thereto; it being mutually agreed that all of the aforesaid property owned by Trustor and placed on the Real Property or the Improvements shall, so far as permitted by law, be deemed to be fixtures, a part of the realty, and conveyed by this Deed of Trust as security for the Secured Obligations; notwithstanding the agreement and declaration hereinabove expressed that certain articles of property form a part of the realty covered by this Deed of Trust and be appropriated to its use and deemed to be realty, to the extent that such agreement and declaration may not be effective, this instrument shall constitute a security agreement, creating a security interest in such personal property, as collateral, for the benefit of Beneficiary, all in accordance with the Texas Business and Commerce Code (the "Code") and as more particularly set forth in Section 1.7 hereof, and Trustor shall execute and deliver, from time to time, such further instruments and documents as may be required by Beneficiary to confirm the lien of this Deed of Trust on any of the foregoing.

         (c) All appurtenances of the Real Property and all rights of Trustor in and to any streets, roads or public places, easements or rights of way relating to the Real Property.


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING --
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

         (d) All fixed, minimum, percentage and other rents (subject, however, to the conditional license under this Deed of Trust given to Trustor to collect said rents), all expense pass-through payments, parking fees, rental and business interruption insurance payments, liability insurance payments, temporary condemnation proceeds, casualty insurance proceeds and other condemnation proceeds, all receipts from licenses, concessions and other sources, all recoveries of Trustor in any litigation respecting the Real Property or the Improvements or based upon any third-party warranties or guarantees or otherwise based upon or respecting the construction, physical condition or value thereof, including payments in settlement, payments in consideration of the early termination or modification of any lease or other agreement affecting the Real Property or the Improvements, and all income and revenue of a non-rental nature attributable thereto, including any of the foregoing insurance or other sources of income or recovery respecting the Real Property or the Improvements that are maintained or obtained at the election of Trustor above or in addition to requirements pursuant to this Deed of Trust.

         (e) All leases or subleases covering the Real Property or the Improvements or any portion thereof, including all cash or security deposits, advance rentals, and deposits or payments of similar nature (subject, however, to the conditional license under this Deed of Trust given to Trustor to collect the rentals under any such leases or subleases).

         (f) All options to purchase, lease or sublease or otherwise acquire: (i) the Real Property, any portion thereof or interest therein, or any greater estate in the Real Property now owned or hereafter acquired; or (ii) any other property of any kind adjacent to or used or to be used in connection with the Real Property or the Improvements.

         (g) All interests, estates or other claims, both in law and in equity, in the Real Property or the Improvements.

         (h) All easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever in any way belonging, relating or appertaining to the Real Property, or that hereafter shall in any way belong, relate or be appurtenant to the Real Property and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of Trustor held or used in connection with: (i) the Real Property as a means of access to the Real Property; or (ii) any of the Real Property or the Improvements for any purpose.

         (i) All causes of action, claims, compensation, proceeds and recoveries for any damage or injury to or condemnation or taking of the Real Property or the Improvements thereon or any part thereof or for any loss or diminution in the value thereof and all rights in or to any fund, program or trust monies and any reimbursement therefrom directly or indirectly established, maintained or administered by any governmental authority or any other individual or entity that is designed to or has the effect of providing funds (whether directly or indirectly or as reimbursement) for the repair or replacement of storage tanks (whether above or below ground) located on the Real Property or the remediation or cleanup of any spill, leakage or contamination from any such tank or resulting from the ownership, use or maintenance of any such tank or to compensate third parties for any personal injury or property damage with respect thereto; and Trustor hereby authorizes, directs and empowers Beneficiary, at its option, on behalf of Trustor, or the successors or assigns of Trustor, to adjust, compromise, claim, collect and receive such compensation, proceeds and recoveries, to give proper receipts and acquittances therefor, and, after deducting expenses of collection, to apply the net proceeds as a credit upon any portion, as selected by Beneficiary, of the Secured Obligations, notwithstanding the fact that the same may not then be due and payable or is otherwise adequately secured, all in accordance with and subject to the provisions of the Guaranty.

         (j) All goods located on the Real Property that are used in the operation or occupancy of the Real Property or the Improvements or in any construction on the Real Property but that are not effectively made real property under paragraph (b) above, including all appliances, furniture and furnishings, building service equipment, and building materials, supplies and equipment.

         (k) All general intangibles relating to the development, use or operation of the Real Property or the Improvements, including all governmental licenses, permits, variances, approvals, authorizations, and entitlements relating to the development, use or operation of the Real Property or the Improvements (to the extent permitted by


EED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING -- Page 27 the terms thereof), and all management contracts, and all other contracts, contract rights, administrative records, agreements, commitments, undertakings and arrangements relating to the use or operation of the Real Property or the Improvements, all warranties, guaranties, covenants, commitments and purchase orders, and all trademarks and trade names specifically relating to the Real Property or the Improvements.

         (l) All plans and specifications prepared for construction or renovation of Improvements on the Real Property or operations to be conducted on the Real Property and all studies, data and drawings related thereto; and all contracts and agreements relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings, or to the construction or renovation of Improvements on the Real Property.

         (m) All reserves, deferred payments, deposits, sale contracts, earnest money deposits, refunds, including awards or refunds by any governmental authority to any present or subsequent owners of the Real Property on account of excess taxes paid thereupon, the exercise of the right of eminent domain, alteration of the grade of any street, or any other injury to or decrease of value of the Real Property or the Improvements, all cost savings and payments of any kind relating thereto or construction or operations thereupon, including by any utility or service provider, all accounts and other rights to the payment of money, no matter how evidenced, that arise from the use or operation of the Real Property or the Improvements, and all writings evidencing such accounts and other rights.

         (n) To the extent permitted by law, all inventories of any kind and nature used in the occupation or operation of the Real Property or the Improvements.

         (o) All proceeds of the property described in paragraphs (a) through (n) above. For purposes of this Deed of Trust, the term "proceeds" includes all accounts, rents, royalties, issues, income, payments and profits from the property referred to above and whatever is receivable or received when the property referred to above or proceeds are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all insurance and condemnation proceeds and products of any and all of the foregoing and all rights to payment, including return premiums with respect to any insurance relating thereto, and any and all right, title, estate or interest that Trustor may hereafter acquire in and to any of the foregoing.

         Trustor also hereby grants to Beneficiary a security interest in all of the foregoing described property, whether now or hereafter existing, and in which Trustor now has or hereafter obtains any right, title, estate or interest.

         FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may elect in accordance with the Guaranty, the payment of all other sums that may be advanced by or otherwise be due to Trustee or Beneficiary arising under the Guaranty or this Deed of Trust, and all covenants and duties regarding such amounts, of any kind or nature, present or future arising under the Guaranty and this Deed of Trust (collectively known as the "Secured Obligations").

         Trustor, and each party at any time claiming an interest in or lien or encumbrance against the Property, agrees that all advances made by Beneficiary from time to time under the Credit Agreement or this Deed of Trust, and all other portions of the Secured Obligations herein referred to, shall be secured by this Deed of Trust with priority as if all of the same had been advanced, had arisen or become owing or performable on the date of this Deed of Trust, and this Deed of Trust shall remain in full force and effect as to any subsequent advances or subsequently arising portions of the Secured Obligations without loss of priority until the Secured Obligations are fully paid, performed and satisfied, all agreements and obligations, if any, of Beneficiary for further advances have been terminated and this Deed of Trust has been released of record by Beneficiary

         TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby conveyed or intended to be conveyed, unto Trustee, its successors and assigns, for the uses and purposes herein set forth, until the Secured Obligations are fully paid and performed in accordance with the provisions set forth herein and in the Guaranty.

                                    ARTICLE I


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING --
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

                              COVENANTS OF TRUSTOR

         To protect the security of this Deed of Trust, and to effect the foregoing assignment of rents, Trustor covenants and agrees as follows:

         1.1 Performance of Obligations Secured. Trustor shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Secured Obligations and shall further perform fully and in a timely manner all Secured Obligations.

         1.2      Insurance.
                  ---------

                  A. Trustor shall keep the Mortgaged Property insured, with loss payable to Beneficiary, as its interest may appear, under policies of All Risk Replacement Cost Insurance with Agreed Amount Endorsement, flood insurance (if the Mortgaged Property is in an area that is considered a flood risk area by the U.S. Department of Housing and Urban Development), comprehensive general public liability insurance, builder's risk insurance (to the extent applicable during any construction of any improvements on the Mortgaged Property), and other appropriate insurance covering such other hazards as Beneficiary may require from time to time, all in amounts, form, and substance satisfactory to Beneficiary and with companies acceptable to Beneficiary. All losses under said insurance shall be payable and shall be applied in the manner provided herein. Trustor shall obtain, at its expense, a Lender's Loss Payable Endorsement (form BFU-438 or an equivalent acceptable to Beneficiary) for each of the casualty insurance policies set forth above, for the benefit of Beneficiary.

                  B. All hazard insurance policies shall be endorsed with a standard noncontributory mortgagee clause in favor of and in form acceptable to Beneficiary and may be canceled or modified only upon not less than 30 days' prior written notice to Beneficiary.

                  C. All of the above-mentioned insurance policies or certificates of such insurance satisfactory to Beneficiary, together with receipts for the payment of premiums thereon, shall be delivered to and held by Beneficiary, which delivery shall constitute assignment to Beneficiary of all return premiums to be held as additional security hereunder.

                  D. In the event of the foreclosure of this Deed of Trust or other transfer of title to the Mortgaged Property in extinguishment, in whole or in part, of Trustor's liability for the Secured Obligations, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights thereunder then in force, shall pass to the purchaser or grantee notwithstanding the amount of any bid at such foreclosure sale.

                  E. All renewal and replacement policies shall be delivered to Beneficiary at least 15 days before the expiration of the expiring policies. Beneficiary shall not, by the fact of approving, disapproving, accepting, preventing, obtaining or failing to obtain any insurance, incur any liability for, or with respect to, the amount of insurance carried, the form or legal sufficiency of insurance contracts, solvency of insurance companies, or payment or defense of lawsuits, and Trustor hereby expressly assumes full responsibility therefor and all liability, if any, with respect thereto.

         1.3      Condemnation and Insurance Proceeds.
                  -----------------------------------

                  A. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation or other taking of or damage or injury to the Mortgaged Property, or any part thereof, or for conveyance in lieu of condemnation, are hereby assigned to and shall be paid to Beneficiary, for the benefit of Beneficiary. In addition, all causes of action, whether accrued before or after the date of this Deed of Trust, for damages or injury to the Mortgaged Property or any part thereof or in connection with or affecting the Mortgaged Property or any part thereof, including causes of action arising in tort or contract and causes of action for fraud or concealment of a material fact, are hereby assigned to Beneficiary, for the benefit of Beneficiary, as additional security and the proceeds shall be paid to Beneficiary, for the benefit of Beneficiary. Beneficiary may at its option appear in and prosecute in its own name any action or proceeding to enforce any such cause of action and may make any compromise or settlement thereof.


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING --
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                  B.       Trustor, immediately upon obtaining knowledge of the
institution of any proceedings relating to condemnation or other taking of or damage or injury to the Mortgaged Property or any portion thereof, or knowledge of any casualty damage to the Mortgaged Property or damage in any other manner, will immediately notify Beneficiary in writing. Beneficiary may participate in any such proceedings and may join Trustor in adjusting any loss covered by insurance.

                  C. All compensation, awards, proceeds, damages, claims, insurance and condemnation recoveries, rights of action and payments that Trustor may receive or to which Trustor may become entitled with respect to the Mortgaged Property or any part thereof shall be paid and applied in accordance with the Guaranty. Without limiting the generality of the foregoing, Trustor hereby authorizes, directs and empowers Beneficiary, at its option, on behalf of Trustor, or the successors or assigns of Trustor, to (1) collect and receive such compensation, awards, proceeds, damages, claims, insurance and condemnation recoveries and other payments, give proper receipts and acquittances therefor, and, after deducting expenses of collection, apply the net proceeds as a credit upon any portion, as selected by Beneficiary, of the Secured Obligations, and notwithstanding the fact that the same may not then be due and payable or is otherwise adequately secured, and (2) from and after the occurrence and during the continuance of an Event of Default, adjust, compromise, and settle claims with respect thereto. Any application of such amounts or any portion thereof to the Secured Obligations or any release of funds by Beneficiary to Trustor shall not be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.

                  D. In the event of any condemnation or other taking or damage or injury to the Mortgaged Property, to the extent Trustor is permitted by Beneficiary to apply any such condemnation proceeds or insurance recoveries to the rebuilding and restoration of the Mortgaged Property so damaged, then, in addition to the conditions and requirements established by Beneficiary regarding the use of such funds, Beneficiary shall not be under any obligation to make such condemnation proceeds and insurance recoveries available unless Trustor shall have fulfilled all of the following conditions:

                           (i)      Trustor shall not be in default under any of
the terms, covenants and conditions of any material lease, license or other occupancy agreement to which Trustor is a party that affects the Mortgaged Property;

                           (ii)     Beneficiary shall be satisfied that such
condemnation proceeds or insurance recoveries shall be sufficient to fully restore and rebuild the Mortgaged Property free and clear of all liens except the lien of this Deed of Trust or, in the event that such condemnation proceeds or insurance recoveries are in Beneficiary's judgment insufficient to restore and rebuild the Mortgaged Property, then,

                                    (a)      in the case of damage or injury to
the Mortgaged Property, Trustor shall deposit promptly with Beneficiary funds that, together with the insurance recoveries, shall be sufficient in Beneficiary's reasonable credit judgment to restore and rebuild the Mortgaged Property, and

                                    (b)      in the case of a partial
condemnation or other taking, Trustor shall deposit promptly with Beneficiary funds that, together with the condemnation proceeds shall be sufficient in Beneficiary's reasonable credit judgment to restore what remains of the Mortgaged Property to an economically viable condition;

                           (iii)    construction and completion of restoration
and rebuilding of the Mortgaged Property shall be completed in accordance with plans and specifications and drawings submitted to and approved by Beneficiary, which approval shall not be unreasonably withheld or delayed, which plans, specifications and drawings shall provide for the reconstruction of the Mortgaged Property to its original condition (unless otherwise approved by Beneficiary, which approval shall not be unreasonably withheld or delayed), and which plans shall not be modified in any material respect without Beneficiary's prior written consent, which consent shall not be unreasonably withheld or delayed;

                           (iv)     Beneficiary shall have approved all prime
contractors and subcontractors, together with the general contract or contracts Trustor proposes to enter into with respect to the restoration and


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rebuilding, which approval Beneficiary shall not unreasonably withhold or delay;

                           (v)      any and all monies that are made available
for restoration and rebuilding hereunder shall be disbursed through Beneficiary, Trustee or a title insurance or trust company satisfactory to Beneficiary, in accordance with standard construction lending practice, including, if requested by Beneficiary, monthly lien waivers and title insurance date-downs, and the provision of payment and performance bonds by Trustor, or in any other manner approved by Beneficiary in Beneficiary's reasonable discretion; and

                           (vi)     Beneficiary shall be satisfied that the
quality of the materials and workmanship of the repair or reconstruction of the Mortgaged Property will be at least equal to the quality of the materials and workmanship of the Mortgaged Property prior to such damage.

         1.4      Taxes, Liens and Other Items.
                  ----------------------------

                  Trustor shall pay all Taxes (including all real and personal property taxes and assessments), bonds, assessments, fees, liens, charges, fines, impositions and all other charges that are attributable to or affect the Mortgaged Property and that may attain a priority over this Deed of Trust.

         1.5      Leases.
                  ------

                  A. All leases, subleases, licenses, contracts for hire or rental agreements pertaining to the use or occupancy of any of the Real Property or Improvements entered into at any time by Trustor or any predecessor of Trustor, as landlord, lessor or sublessor, and any other party, as tenant, lessee or sublessee, shall hereinafter be referred to as "Tenant Leases."

                  B. Trustor shall receive Rents (hereinafter defined), in trust for the benefit of Beneficiary, for the purpose of paying the Secured Obligations and any other costs associated with the performance of the Secured Obligations then due, if any.

                  C. Trustor shall give written notice to Beneficiary of the entering into of any Tenant Lease, including a copy thereof.

                  D. Trustor shall not execute any Tenant Lease without first providing Beneficiary with a copy of the proposed lease, and Beneficiary having the right, in its discretion, to approve or disapprove such Tenant Lease. Trustor shall at all times fully perform the obligations of the lessor under all Tenant Leases.

                  E. Whenever requested by Beneficiary, Trustor shall furnish to Beneficiary within five (5) days following such request a certificate of Trustor setting forth the names of all lessees under any Tenant Leases, the term of the respective Tenant Leases, the space occupied, and the rents payable thereunder.

         1.6      Rents.
                  -----

                  A. All of the accounts, rents, royalties, issues, profits, revenue, income and other benefits of the Mortgaged Property, arising from the use or enjoyment of all or any portion thereof or services provided in connection therewith, or from any Tenant Lease or agreement pertaining thereto, whether now due, past due, or to become due, and including all prepaid rents and security deposits (collectively, the "Rents"), are hereby absolutely, presently and unconditionally assigned, transferred, conveyed and set over to Beneficiary to be applied by Beneficiary in payment of the principal and interest and all other sums payable on the Secured Obligations in such order and manner as Beneficiary may elect.

                  B. Trustor agrees and stipulates that the absolute, present, and unconditional assignment of the Rents herein to Beneficiary perfects and makes effective, as of the date upon which this assignment is delivered, Beneficiary's interest in the Rents and that no further act by Beneficiary is needed to perfect, enforce or make effective Beneficiary's interest in the Rents. Such absolute assignment to Beneficiary is independent of Beneficiary's actual or constructive possession of the Mortgaged Property. Trustor agrees and stipulates that Trustor shall hold any and all Rents, whether now due, past due, or to become due, including all prepaid rents and security


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deposits, in trust, for application to the Secured Obligations and for the preservation and operation of the Mortgaged Property.

                  C. It is understood and agreed that neither the foregoing assignment of Rents to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust or the other Loan Documents shall impose upon Beneficiary any of the duties and obligations of a mortgagee-in-possession or otherwise make Beneficiary responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall the appointment of a receiver for the Mortgaged Property by any court at the request of Beneficiary or by agreement with Trustor, or the entering into possession of the Mortgaged Property or any part thereof by such receiver, be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Mortgaged Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

                  D. Notwithstanding the foregoing absolute assignment of rents, Beneficiary confers upon Trustor a license to collect and retain and use the Rents as they become due and payable; provided, that Beneficiary may at any time after the occurrence and during the continuance of an Event of Default (as hereinafter defined) and without regard to the value of the security, in Beneficiary's sole discretion and without notice to Trustor or taking possession of all or any part of the Mortgaged Property, revoke said license and elect to exercise some or all of the following rights and remedies: (i) sue for or otherwise demand, collect and receive all Rents and sums due under all guaranties with respect to Tenant Leases, and may apply the sums so received to the payment of the following in such order and proportion as Beneficiary in its sole discretion may determine: (a) all expenses of managing and securing the Mortgaged Property, including the salaries, fees and wages of a managing agent and such other employees or agents as Beneficiary may deem appropriate; all expenses of operating, maintaining, and insuring the Mortgaged Property; the cost of all alterations, renovations, repairs or replacements thereto; and all expenses incident to taking and retaining possession of the Mortgaged Property; and (b) the Secured Obligations, together with all costs and reasonable attorneys' fees; (ii) complete any construction on the Mortgaged Property in such manner and form as Beneficiary deems advisable; and (iii) exercise all rights and powers of Trustor, including the right to negotiate, execute, cancel, enforce or modify Tenant Leases, obtain and evict lessees, and demand, sue for, collect and receive all Rents from the Mortgaged Property and all sums due under any guaranties of the Tenant Leases.

                  E. Upon such revocation of Trustor's license, Trustor shall have no interest whatsoever, legal or economic, in the Rents or other benefits of the Mortgaged Property assigned hereunder, and all such Rents and other benefits shall be received and held by Trustor in constructive trust for Beneficiary and delivered promptly in kind to Beneficiary, or to a court-appointed receiver for the Mortgaged Property, without the necessity for further notice to, or demand upon, Trustor. Additionally, upon an Event of Default, upon Beneficiary's demand therefor, Trustor shall immediately turn over to Beneficiary or to a receiver appointed by the court all of the Rents then held by Trustor, together with any interest accumulated thereupon.

                  F. Trustor agrees that in the event Beneficiary seeks to trace Rents assigned hereunder for a period commencing upon an Event of Default and continuing so long as the Event of Default continues and Trustor collects Rents from the Mortgaged Property, it shall be a conclusive evidentiary presumption that funds held by or for the benefit of Trustor, its principals, or agents are Rents belonging to Beneficiary under the terms of this Deed of Trust in an amount equal to the aggregate of actual gross receipts of Rents received by Trustor during such period.

                  G. The right of Beneficiary to collect Rents as herein provided shall not be deemed to grant to Beneficiary or Trustee the right to possession of the Mortgaged Property, except as expressly herein provided, or to impose upon Beneficiary or Trustee the duty to cause the Mortgaged Property to produce any Rents or maintain the Mortgaged Property in whole or in part.

                  H. Any Rents collected by Beneficiary may be applied by Beneficiary, in its sole discretion, against any of the Secured Obligations whether now existing or hereafter arising. Collection of any Rents by Beneficiary shall not waive any other right or remedy of Beneficiary hereunder or any notice of default given hereunder or invalidate any acts done pursuant to notice.


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING --
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                  I.       Without the prior written consent of Beneficiary,
Trustor shall not:

                           (i)      accept prepayments of Rent exceeding one
month under any Tenant Lease of any part of the Mortgaged Property;

                           (ii)     take any action under or with respect to any
Tenant Lease that would materially decrease either the obligations of the lessee thereunder or the rights or remedies of the lessor;

                           (iii)    modify or amend in any material respect any
Tenant Lease or, except where the lessee is in default, cancel or terminate any such Tenant Lease or accept a surrender of the leased premises for any such Tenant Lease;

                           (iv)     consent to the assignment of the whole or
any portion of any lessee's interest under any Tenant Lease;

                           (v)      create or permit any lien or encumbrance
that, upon foreclosure, would be superior to any Tenant Lease, unless the lienor or encumbrancer provides the lessee with a nondisturbance agreement; or

                           (vi)     in any other manner impair Beneficiary's
rights and interest with respect to the Rents. A default by Trustor in the performance of any covenant in any Tenant Lease by reason of which default the tenant has the right to cancel such Tenant Lease or to claim any diminution of or offset against future rents, shall, at the option of Beneficiary, constitute an Event of Default hereunder.

                  J. As for any Tenant Leases now existing or hereafter entered into by Trustor after the date hereof, Trustor shall obtain and deliver to Beneficiary a written agreement in form and substance satisfactory to Beneficiary with each tenant under said Tenant Leases stating that, in the event of the exercise of the private power of sale or a judicial foreclosure hereunder, such Tenant Lease, at the sole and exclusive option of the purchaser at such sale, shall not be terminated and the tenant thereunder shall attorn to such purchaser and, if requested to do so, shall enter into a new Tenant Lease for the balance of the term of such Tenant Lease then remaining upon the same terms and conditions.

         1.7      Uniform Commercial Code, Security Agreement and Fixture
Filing.

                  A. This Deed of Trust is intended to be a security agreement pursuant to the Code for any items of personal property specified above as part of the Mortgaged Property that, under applicable law, may be subject to a security interest pursuant to the Code and that are not herein effectively made part of the real property, and Trustor hereby grants to Beneficiary a security interest in said property and in all additions thereto, substitutions therefor and proceeds thereof, for the purpose of securing all indebtedness and other obligations of Trustor now or hereafter secured by this Deed of Trust.

                  B. Trustor agrees that Beneficiary may file any appropriate document in the appropriate index as a financing statement for any of the Mortgaged Property. Trustor agrees to execute and deliver financing and continuation statements covering said property from time to time and in such form as Beneficiary may require to perfect and continue the perfection of Beneficiary's lien with respect to said property. Trustor shall pay all costs of filing such statements and renewals and releases thereof and shall pay all reasonable costs and expenses of any record searches for financing statements Beneficiary may reasonably require.

                  C. Without the prior written consent of Beneficiary, Trustor shall not create or permit or suffer to exist or be created any other lien in said property, including replacements and additions thereto.

                  D. Upon the occurrence and during the continuance of an Event of Default, Beneficiary shall have the rights and remedies of a secured party under the Code as well as all other rights and remedies available at law or in equity, and, at Beneficiary's option, Beneficiary may also invoke the remedies elsewhere provided this Deed of Trust as to such property.


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                  E.       In exercising any of said remedies, Beneficiary may
proceed against the items of Real Property and any items of personal property specified above as part of the Mortgaged Property separately or together and in any order whatsoever, without in any way affecting the availability of Beneficiary's rights or remedies under the Code or of the other remedies provided in this Deed of Trust or by applicable law.

                  F. Trustor warrants and agrees that there is no financing statement covering any such property, or any part thereof, on file in any public office and agrees that all or such portion of any such property now or hereafter subject to this Deed of Trust is, and shall be kept (except with the prior written consent of Beneficiary) free from any other lien or encumbrance.

                  G. This Deed of Trust constitutes a financing statement filed as a fixture filing in the Real Property Records of the county in which the Mortgaged Property is located with respect to any and all fixtures included within the term Mortgaged Property as used herein and with respect to any goods or other personal property that may now be or hereafter become such fixtures.

         1.8 Further Encumbrances; Transfers of Property; Change of Ownership; Attorneys' Fees.

                  A. Without the prior written consent of Beneficiary being first had and obtained, Trustor shall not execute or deliver any pledge, security agreement, mortgage, deed of trust or other instrument of hypothecation covering all or any portion of the Mortgaged Property or any interest therein, grant a lien in the Mortgaged Property or permit the creation of a voluntary or contractual lien in the Mortgaged Property.

                  B. Notwithstanding Section 1.8(A) above, Trustor may from time to time replace items of personal property and fixtures owned by Trustor and constituting a part of the Mortgaged Property so long as: (i) the replacements for such items of personal property or fixtures are of substantially equivalent value and quality; and (ii) Trustor has good title to such replacement property that is free and clear of any and all liens.

                  C. Trustor acknowledges that ownership by Trustor of the Real Property and Improvements in fee simple estate was a material inducement to Beneficiary in undertaking to provide the loan guaranteed by the Guaranty, and that Beneficiary, in providing the financial accommodations secured by this Deed of Trust, are relying upon the creditworthiness, business reputation, knowledge and prior experience of Trustor in operating and managing properties similar to the Mortgaged Property. Without the prior written consent of Beneficiary being first had and obtained, which consent can be granted or denied in Beneficiary's sole discretion, Trustor shall not, voluntarily or involuntarily, by operation of law or otherwise, sell, convey, transfer (including by way of any foreclosure sale or deed in lieu of foreclosure under any mortgage or deed of trust, the lien of which is junior to the lien of this Deed of Trust, whether or not Beneficiary has approved such mortgage or deed of trust) or dispose of all or any portion of the Mortgaged Property or any interest therein. For purposes of this Section 1.8, a transfer or disposition of the Mortgaged Property or any interest therein shall include the sale, execution of a contract to sell or option to purchase, pledge assignment, conditional sale, execution of a title retention agreement, lease for space in the Improvements located on the Real Property containing an option to purchase, transfer (including a transfer as a result of or in lieu of condemnation), or other alienation of all or any portion of the Mortgaged Property or any interest therein (collectively "Transfer"). Trustor hereby agrees that a breach of any of the covenants in this Section 1.8(C) shall constitute an Event of Default.

         1.9      Preservation and Maintenance of Mortgaged Property.
                  --------------------------------------------------

                  A. Trustor shall keep the Mortgaged Property and every part thereof in good condition and repair and shall not permit or commit any waste, impairment, or deterioration of the Mortgaged Property, nor commit, suffer or permit any act upon or use of the Mortgaged Property in violation of law or applicable order of any governmental authority, whether now existing or hereafter enacted and whether foreseen or unforeseen, or in violation of any covenants, conditions or restrictions affecting the Mortgaged Property, or bring or keep any article upon any of the Mortgaged Property or cause or permit any condition to exist thereon that would be prohibited by or would invalidate any insurance coverage maintained, or required hereunder to be maintained, by Trustor on or with respect to any part of the Mortgaged Property, and Trustor further shall do all other acts that from the character or use of the Mortgaged Property may be reasonably necessary to protect the security hereof, the specific enumerations herein not excluding the general. Trustor shall underpin and support, when necessary, any building, structure or


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other improvement situated on the Mortgaged Property. Trustor shall complete or restore and repair promptly and in a good workmanlike manner any building, structure or improvement that may be constructed, damaged or destroyed thereon and pay when due all claims for labor performed and materials furnished therefor, whether or not insurance or other proceeds are available to cover in whole or in part the costs of any such completion, restoration or repair; provided, that Trustor shall not demolish, remove, expand or extend any building, structure or improvement on the Mortgaged Property, nor construct, restore, add to or alter any such building, structure or improvement, nor consent to or permit any of the foregoing to be done, without in each case obtaining the prior written consent of Beneficiary thereto.

                  B. Trustor shall obtain and at all times shall keep in full force and effect and comply with all governmental permits and requirements as may be necessary under applicable law, whether now existing or hereafter created, to lawfully construct, own and operate the Mortgaged Property, including all applicable environmental and zoning laws, ordinances and regulations and all certificates of occupancy or equivalent permits required for such portion of the Mortgaged Property and its occupancy.

                  C. Trustor shall not use, generate, manufacture, produce, store, release, discharge or dispose of, on, under or about the Mortgaged Property or transport to or from the Mortgaged Property any Hazardous Substance or allow any other person or entity to do so except in minor amounts under conditions permitted by applicable laws. Trustor shall keep and maintain the Mortgaged Property in compliance with, and shall not cause or permit the Mortgaged Property to be in violation of, any Environmental Law. Trustor shall give prompt, written notice to Beneficiary of (a) any proceeding or inquiry by any governmental authority with respect to the presence of any Hazardous Substance on the Mortgaged Property or the migration thereof from or to other Mortgaged Property; (b) all claims made or threatened by any third party against Trustor or the Mortgaged Property relating to any loss or injury resulting from Hazardous Substance; and (c) Trustor's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Mortgaged Property that could cause the Mortgaged Property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability, or use of the Mortgaged Property under any Environmental Law, or to be otherwise subject to any restrictions on the ownership, occupancy, transferability or use of the Property under any Environmental Law. Beneficiary shall have the right to join and participate in, as a party if it so elects, any legal proceedings or actions initiated with respect to the Mortgaged Property in connection with any Environmental Law and have its attorneys' fees in connection therewith paid by Trustor. Trustor shall protect, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns, from and against any and all loss, damage, cost, expense or liability (including attorneys' fees and costs) directly or indirectly arising out of or attributable to the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a Hazardous Substance on, under or about the Mortgaged Property including, without limitation (a) all foreseeable consequential damages; (b) the costs of any required or necessary repair, clean-up or detoxification of the Mortgaged Property; and (c) the preparation and implementation of any closure, remedial or other required plans. This indemnity shall survive the release of the lien created by this Deed of Trust, or the extinguishment of the lien by foreclosure or action in lieu thereof, and this covenant shall survive such release or extinguishment. In the event that any investigation, site monitoring, containment, clean-up, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably necessary or desirable under any applicable local, state or federal law or regulation, any judicial order or by any governmental or non-governmental entity or person because of, or in connection with, the current or future presence, suspected presence, release or suspected release of a Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Mortgaged Property (or any portion thereof), Trustor shall within thirty (30) days (or such shorter period of time as may be required under any applicable law, regulation, order or agreement) after written demand for performance thereof by Beneficiary or any governmental authority, commence and thereafter diligently prosecute to completion, all such Remedial Work. All Remedial Work shall be performed by contractors approved in advance by Beneficiary, and under the supervision of a consulting engineer approved by Beneficiary. All costs and expenses of such Remedial Work shall be paid by Trustor including, without limitation, Beneficiary's reasonable attorneys' fees and costs incurred in connection with monitoring or review of such Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, such Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed and all costs and expenses thereof, or incurred in connection therewith, shall become part of the Secured Obligations. As used herein, the term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, or regulation pertaining to health, industrial hygiene, or the environmental conditions on, under or about the Mortgaged Property, including without limitation the


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Comprehensive Environmental Response, Compensation, and Liability Act of 1980
("CERCLA") as amended. 42 U.S.C. Section 9601 et seq., and the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. Section 6901 et seq. and the term "Hazardous Substance" shall mean and include, without limitation:
(a) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Material Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws; (b) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto); (c) such other substances, materials, and wastes which are or become regulated under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations; and (d) any material, waste or substance such as (i) asbestos, (ii) poly-chlorinated biphenyls, (iii) material designated as "hazardous substance" pursuant to the Federal Water Pollution Control Act (commonly referred to as the Clean Water Act); (iv) explosives; or
(v) radioactive materials.

                  D. Trustor shall provide parking facilities in kind, size and location necessary to comply with any requirements of any ordinance, Tenant Lease or recorded restrictions now or hereafter affecting the Mortgaged Property or any part thereof, or any other applicable governmental laws and regulations.

                  E. Trustor shall not drill or extract or enter into any lease for the drilling for or extraction of oil, gas or other hydrocarbon substances or any mineral of any kind or character on or from the Mortgaged Property or any part thereof without first obtaining Beneficiary's written consent.

                  F. Unless required by applicable law or unless Beneficiary has otherwise first agreed in writing, which agreements shall not be unreasonably withheld or delayed, Trustor shall not make or allow any changes to be made in the nature of the occupancy or use of the Mortgaged Property or any part thereof for which the Mortgaged Property or such part was intended at the time this Deed of Trust was delivered. Trustor shall not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Mortgaged Property or any part thereof without in each case obtaining Beneficiary's prior written consent thereto, which consent shall not be unreasonably withheld or delayed.

         1.10     Trustee's Costs and Expenses; Governmental Charges.
                  --------------------------------------------------

                  Trustor shall pay all reasonable costs, fees and expenses of Trustee, its agents and counsel in connection with the performance of its duties hereunder, including the cost of any trustee's sale guaranty or other title insurance coverage ordered in connection with any foreclosure proceedings hereunder, and shall pay all taxes (except federal and state income taxes) or other governmental charges or impositions that may be imposed by any governmental authority on Trustee by virtue of Trustee acting in its capacity as trustee under this Deed of Trust.

         1.11     Protection of Security; Costs and Expenses.
                  ------------------------------------------

                  A. Trustor shall appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee hereunder or under the Guaranty, and, subject to the terms hereof and of the Guaranty, shall pay all costs and expenses, including costs of evidence of title and reasonable attorneys' fees and expenses, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed of Trust or to enforce or establish any other rights or remedies of Beneficiary hereunder.

                  B. If Trustor fails to perform any of the covenants or agreements contained in this Deed of Trust, or if any action or proceeding is commenced that affects Beneficiary's interest in the Mortgaged Property or any part thereof, including eminent domain, code enforcement, or proceedings of any nature whatsoever under any federal or state law, whether now existing or hereafter enacted or amended, relating to bankruptcy, insolvency, arrangement, reorganization or other form of debtor relief, or to a decedent, then Beneficiary or Trustee may, but without obligation to do so and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereunder, make such appearances, disburse such sums and take such action as Beneficiary or Trustee deems necessary or appropriate to protect Beneficiary's interest, including disbursement of reasonable attorneys' fees, entry upon the Mortgaged Property to make repairs or take other action to protect the security hereof, and


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payment, purchase, contest or compromise of any lien that in the reasonable judgment of either Beneficiary or Trustee is prior or superior hereto.

                  C. Trustor further agrees to pay all reasonable expenses of Beneficiary (including fees and disbursements of counsel) incident to the protection of the rights of Beneficiary hereunder, or to enforcement or collection of payment of the Secured Obligations, whether by judicial or non-judicial proceedings, or in connection with any bankruptcy, insolvency, arrangement, reorganization or other debtor relief proceeding of Trustor, or otherwise, including costs of collection of judgment and costs of appeal.

                  D. Any amounts disbursed by Beneficiary or Trustee pursuant to this Section 1.11 shall constitute a part of the Secured Obligations as of the date of disbursement and shall bear interest at the default rate, if any, applicable to guaranteed indebtedness identified in the Guaranty. All such amounts shall be payable by Trustor promptly upon demand therefor. Nothing contained in this Section 1.11 shall be construed to require Beneficiary or Trustee to incur any expense, make any appearance, or take any other action.

         1.12 Warranty of Title. Trustor hereby represents and warrants to Beneficiary that Trustor is seized of good and indefeasible estate in fee simple in the Mortgaged Property hereby encumbered and has good and absolute title to all existing personal property hereby encumbered and has good right, full power and lawful authority to convey and encumber the Mortgaged Property in the manner and form aforesaid; that the same is free and clear of all liens whatsoever, including, as to the personal property and fixtures, security agreements, conditional sales contracts and anything of a similar nature, and that Trustor shall and will warrant and forever defend such title to the Mortgaged Property against the claims of all Persons whomsoever.

                                   ARTICLE II

                                EVENTS OF DEFAULT

         2.1 The term "Event of Default" as used in this Deed of Trust shall mean the occurrence of any of the following events:

         (i) Trustor fails to timely and properly pay or perform its duties and obligations under the Guaranty or this Deed of Trust, as and when required.

         (ii) If Trustor: (a) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (b) generally is not paying its debts as such debts become due; (c) has a receiver, a trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Mortgaged Property, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within thirty (30) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (d) files a petition for relief under or an involuntary petition for relief is filed against such party under any applicable bankruptcy laws and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or an order for relief naming such party is entered under any applicable bankruptcy laws, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (e) fails to have discharged within a period of thirty (30) days any attachment, sequestration or similar writ levied upon any property of such party; or (f) fails to pay within thirty (30) days any final money judgment against such party; or

         (iii) The Mortgaged Property or any part thereof is taken on execution or other process of law in any action against Trustor.

         (iv) The holder of any lien or security interest on the Mortgaged Property (without hereby implying the consent of Beneficiary to the existence or creation of any such lien or security interest) declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

         (v) Without the prior written consent of Beneficiary, Trustor sells, leases, exchanges, assigns, transfers, conveys or otherwise disposes of all or any part of the Mortgaged Property or any interest therein (except


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as permitted by this Deed of Trust), or legal or equitable title to the
Mortgaged Property, or any interest therein, is vested in any other party, in any manner whatsoever, by operation of law or otherwise, it being understood that the consent of Beneficiary required hereunder may be refused by Beneficiary in its sole discretion or may be predicated upon any terms, conditions and covenants deemed advisable or necessary in the sole discretion of Beneficiary, including, without limitation, the right to change the interest rate, date of maturity or payments of the Secured Obligations, to require payment of any amount as additional consideration as a transfer fee or otherwise and to require assumption of the Secured Obligations and this Deed of Trust.

         (vi) Without the prior written consent of Beneficiary, Trustor creates, places or permits to be created or placed, or through any act or failure to act, acquiesces in the placing of, or allows to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual (except for the lien for ad valorem taxes on the Mortgaged Property which are not delinquent), security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Mortgaged Property, or any part thereof, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, or acquires any fixtures, equipment or other property forming a part of the Mortgaged Property pursuant to a lease, license or similar agreement.

         (vii) Trustor dissolves, liquidates, merges or consolidates or any interest in Trustor is sold, assigned, transferred, mortgaged, pledged, encumbered or otherwise disposed of, voluntarily or involuntarily, without the prior written consent of Beneficiary.


                                   ARTICLE III

                                    REMEDIES

         Upon the occurrence and during the continuance of any Event of Default, in addition to all other rights and remedies granted to them under the Guaranty or at law or in equity, Trustee and Beneficiary shall have, in their sole discretion, any and all of the following rights and remedies without regard to the adequacy of any security for the Secured Obligations:

         3.1 Acceleration. Beneficiary may, without notice, demand, presentment, notice of intention to accelerate or acceleration, protest or notice of protest, all of which are hereby waived by Trustor, declare all or any portion of the Secured Obligations, including all or any portion of any Loan, to be forthwith due and payable; provided, that upon the occurrence of an Event of Default specified in Sections 2.1(ii) above, all of the Secured Obligations shall become immediately due and payable without notice, demand, presentment, notice of intention to accelerate or acceleration, protest or notice of protest, all of which are hereby waived by Trustor.

         3.2      Entry.
                  -----

                  A. Irrespective of whether Beneficiary exercises the option to accelerate provided in Section 3.1 above, Beneficiary in person, by agent, or by a receiver appointed by the court, with or without bringing any action or proceeding, may enter upon, take possession of, manage and operate the Mortgaged Property or any part thereof and do all things necessary or appropriate in Beneficiary's sole discretion in connection therewith, including making and enforcing, and if the same be subject to modification or cancellation, modifying or canceling Tenant Leases upon such terms or conditions as Beneficiary deems proper, obtaining and evicting tenants, and fixing or modifying rents, contracting for and making repairs and alterations, and doing any and all other acts that Beneficiary reasonably deems proper to protect the security hereof; and either with or without so taking possession, in its own name or in the name of Trustor, sue for or otherwise collect and receive the Rents, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys' fees and expenses, against the Secured Obligations and in such order and manner as Beneficiary may elect.

                  B. Upon request of Beneficiary, Trustor shall assemble and make available to Beneficiary at the site of the real property covered hereby any of the Mortgaged Property that has been removed therefrom.


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                  C.       The entering upon and taking possession of the
Mortgaged Property, or any part thereof, the collection of any Rents and the application thereof as aforesaid shall not cure or waive any default theretofore or thereafter occurring or affect any notice of default hereunder or invalidate any act done pursuant to any such default or notice, and, notwithstanding continuance in possession of the Mortgaged Property or any part thereof by Beneficiary, Trustee or a receiver, and the collection, receipt and application of the Rents, Beneficiary shall be entitled to exercise every right provided for in this Deed of Trust or at law or in equity, including the right to exercise the power of sale.

                  D. Any of the actions referred to in this Section 3.2 may be taken by Beneficiary irrespective of whether any notice of default or election to sell has been given hereunder and without regard to the adequacy of the security for the indebtedness hereby secured.

         3.3      Appointment of Receiver.
                  -----------------------

                  A. Beneficiary may elect to seek the court appointment of a receiver to enter upon, take possession of, manage, and operate the Mortgaged Property or any part thereof, and Trustor hereby consents to the appointment of such a receiver hereunder.

                  B. Trustor hereby consents and stipulates that Beneficiary need only provide Trustor with three business days' notice of Beneficiary's motion to seek court appointment of a receiver for the Mortgaged Property.

                  C. Trustor further stipulates that at such hearing on Beneficiary's motion to appoint a receiver for the Mortgaged Property, a true and complete copy of this recorded Deed of Trust can be entered into evidence without any objection from Trustor that the original thereof has not been produced.

                  D. Upon the appointment of a receiver for the Mortgaged Property, Trustor agrees to promptly furnish to such receiver any and all security deposits and Rents that Trustor has in its possession or control.

                  E. The receiver shall have the authority to make, terminate, enforce or modify Tenant Leases of the Mortgaged Property upon such terms and conditions as the court shall approve, make repairs, alterations and improvements to the Mortgaged Property or develop the Mortgaged Property, for the purpose of protecting or enhancing the security hereof, and Trustor agrees to pay all expenses of action so taken.

                  F. Trustor shall pay the expenses of the receiver, which expenses shall constitute a part of the Secured Obligations. All sums collected by the receiver hereunder, less all costs and expenses, including reasonable attorneys' fees, and less such additional amounts as the receiver deems necessary and appropriate as a reserve to meet such future expenses, may be applied to the Secured Obligations in such order as Beneficiary, in its sole discretion, shall determine.

                  G. Neither application of said sums to the Secured Obligations nor any other action taken by Beneficiary hereunder shall waive any other right or remedy of Beneficiary hereunder or any notice of default hereunder or nullify the effect of any such notice of default.

                  H. Any action taken under this Section 3.3 may be taken by Beneficiary or Trustee with or without regard to the adequacy of the security for the Secured Obligations secured hereunder, and whether or not notice of default has been recorded.

         3.4 Judicial Action; Pre-Judgment Attachment. Beneficiary may bring an action in any court of competent jurisdiction to foreclose this instrument or to enforce any of the covenants and agreements hereof.

         3.5      Foreclosure Sale of Mortgaged Property.
                  --------------------------------------

                  A. Beneficiary may elect to cause the Mortgaged Property or any part thereof to be sold under the power of sale herein granted in any manner permitted by applicable law.


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                  B.       In connection with any sale or sales hereunder,
Beneficiary may elect to treat any of the Mortgaged Property that consists of a right in action or that is property that can be severed from the real property covered hereby or any improvements thereon without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of real property.

                  C. Any sale of any personal property hereunder shall be conducted in any manner permitted by the Code or any other applicable law. Where the Mortgaged Property consists of real and personal property or fixtures, whether or not such personal property is located on or within the real property, Beneficiary may elect in its discretion to exercise its rights and remedies against any or all of the real property, personal property, and fixtures in such order and manner as is now or hereafter permitted by applicable law.

                  D. Without limiting the generality of the foregoing, Beneficiary may, in its sole and absolute discretion and without regard to the adequacy of its security, elect to proceed against any or all of the real property, personal property and fixtures in any manner permitted under the Code or any other applicable law; and the power of sale herein granted shall be exercisable with respect to all or any of the real property, personal property and fixtures covered hereby, as designated by Beneficiary, and the Trustee is hereby authorized and empowered to conduct any such sale of any real property, personal property and fixtures in accordance with the procedures applicable to real property.

                  E. If an Event of Default occurs, Trustee will, at the request of Beneficiary, sell all or any part of the Mortgaged Property as an entirety or in parcels, by one sale or by several sales held at one time or at different times, all as Trustee in Trustee's discretion elects. The sale will be made in accordance with Texas Property Code Section 51.002 or any successor statute. If the Real Property is situated in more than one county, then required notices will be given in both or all of such counties, the Mortgaged Property may be sold in either or any such county, and such notices shall designate the county where the Mortgaged Property will be sold. The affidavit of any person having knowledge of the facts to the effect that required notices were posted, filed or mailed will be prima facie evidence of the facts recited in the affidavit. The Trustee's deed at any such sale will be with general warranty, and Trustor will warrant and forever defend the title of the purchaser or purchasers. Beneficiary may be the purchaser at any sale made hereunder, and credit the sale price against the Secured Obligations. Any deed so executed by Trustee will prima facie proof of all factual matters stated in it. The purchaser or purchasers named in any such deed, and all persons subsequently dealing with the property purported to be thereby conveyed, will be fully protected in relying upon the truthfulness of factual matters stated in the deed. After any Trustee's sale, Trustor will surrender immediate possession and control of the property purchased to the purchaser. If Trustor fails to surrender possession, Trustor will be a tenant at will.

                  F. Beneficiary may at any time before the sale direct Trustee to abandon the sale, and may at any time thereafter direct Trustee to again commence foreclosure. Whether or not foreclosure is commenced by Trustee, Beneficiary may at any time after an Event of Default occurs institute suit for collection of all or any part of the Secured Obligations or foreclosure of the lien of this Deed of Trust or both. If Beneficiary institutes suit for collection of the Secured Obligations and foreclosure of the lien of this Deed of Trust, Beneficiary may at any time before the entry of final judgment dismiss the same, and require Trustee to sell the Mortgaged Property in accordance with the provisions of this Deed of Trust. No single sale or series of sales under this Deed of Trust or by judicial foreclosure will extinguish the lien or exhaust the power of sale under this Deed of Trust except with respect to the items of property sold.

                  G. If the Mortgaged Property consists of several lots, parcels or items of property, Beneficiary may: (i) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (ii) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Beneficiary deems in its best interest.

                  H. In any notice of foreclosure sale, advertisement of sale, or other post-default public statement of Trustee or Beneficiary in connection with the judicial or nonjudicial foreclosure of all or any part of the Mortgaged Property, Trustor agrees that (i) Trustee and Beneficiary shall have the right, but not the obligation, to disclose any report or information known to them(and not agreed in writing to be kept confidential by


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them)regarding defects in the Mortgaged Property, (ii) Trustee and Beneficiary
cannot control or otherwise assure the truthfulness or the accuracy of the content provided by any third party contained in such reports or information, and (iii) the disclosure of such reports or information to prospective bidders at any foreclosure sale of the Mortgaged Property may have a material adverse effect upon the amount that a party may bid at such sale. Trustor agrees that Beneficiary and Trustee shall have no liability whatsoever to Trustor as a result of disclosing any or all of such reports or information to any third party as provided above, and Trustor hereby waives, releases and forever discharges Beneficiary and Trustee from any and all claims, damages, or causes of action asserted by or existing in favor of Trustor arising out of, connected with or incidental to the disclosure, use or delivery of any such report or information as provided above.

                  I. In the event Beneficiary elects to dispose of the Mortgaged Property through more than one sale, Trustor agrees to pay the reasonable costs and expenses of each such sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee and Beneficiary, their agents and counsel, and to pay all expenses, liabilities and advances made or incurred by Trustee in connection with such sale or sales, together with interest on all such advances made by Trustee at the Default Rate.

                  J. Upon any sale hereunder, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall enjoy immediate possession; and the recitals in any such deed or deeds of facts, such as default, the giving of notice of default and notice of sale, and other facts affecting the regularity or validity of such sale or disposition, shall be conclusive proof of the truth of such facts and any such deed or deeds shall be conclusive against all persons as to such facts recited therein.

         3.6 Proceeds of Sale. The proceeds of any sale made under or by virtue of this Article III, together with all other sums that then may be held by Trustee or Beneficiary under this Deed of Trust, whether under the provisions of this Article III or otherwise, shall be applied as follows: FIRST, to the payment of the costs and expenses of sale and of any judicial proceedings wherein the same may be made, including reasonable compensation to Trustee, its agents and counsel, recording and title fees, escrow fees and to the payment of all expenses, liabilities and advances made or incurred by Trustee under this Deed of Trust, together with interest on all advances made by Trustee at the applicable default interest rate, SECOND, to the Secured Obligations, and THEREAFTER, to the Trustor, its successors and assigns.

         3.7 Hazardous Materials Remedies. In addition to the other rights and remedies provided herein, Beneficiary and Trustee shall have the following rights and remedies:

                  A. Beneficiary, acting by itself or through a court-appointed receiver, may enter upon, possess, manage, operate, dispose of, and contract to dispose of the Mortgaged Property or any part thereof; take custody of all accounts; negotiate with governmental authorities with respect to the Mortgaged Property's environmental compliance and remedial measures; take any action necessary to enforce compliance with environmental provisions, including spending Rents to abate the problem; make, terminate, enforce or modify Tenant Leases of the Mortgaged Property upon such terms and conditions as Beneficiary deems proper; contract for goods and services, hire agents, employees, and counsel, make repairs, alterations, and improvements to the Mortgaged Property necessary, in Beneficiary's judgment, to protect or enhance the security hereof; incur the risks and obligations ordinarily incurred by owners of property (without any personal obligation on the part of the receiver); or take any and all other actions that may be necessary or desirable to comply with Trustor's obligations hereunder and under the Loan Documents.

                  B. All costs and expenses incurred by Beneficiary with respect to any environmental audits, tests, inspections and examinations that Beneficiary may conduct, including the reasonable fees of the engineers, laboratories, contractors, consultants, and attorneys, shall be paid by Trustor. All such costs and expenses incurred by Trustee and Beneficiary (including court costs, reasonable consultant fees and reasonable attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall bear interest at the applicable default interest rate from the date they are incurred until said sums have been paid.

                  C. With or without notice (except for such notice as is required under applicable law), and without releasing Trustor from any obligation hereunder, Beneficiary may cure any default of Trustor and, in


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connection therewith, Beneficiary or its agents, acting by themselves or through a court-appointed receiver, may enter upon the Mortgaged Property or any part thereof and perform such acts and things as may be necessary or desirable to inspect, investigate and assess environmental matters and protect the Mortgaged Property therefrom.

                  D. Beneficiary may seek a judgment that Trustor has breached its covenants, representations or warranties with respect to Hazardous Material by commencing and maintaining an action or actions in any court of competent jurisdiction for breach of contract, whether commenced prior to or after foreclosure of all or any portion of the Mortgaged Property, and to seek the recovery of any and all costs, damages, expenses, fees, penalties, fines, judgments, indemnification payments to third parties and other out-of-pocket expenses (collectively, the "Environmental Costs") incurred or advanced by Beneficiary relating to any cleanup, remediation or other response action required by applicable law. All Environmental Costs incurred by Beneficiary pursuant to this paragraph (including court costs, reasonable consultants' fees and attorneys' fees, whether incurred in litigation or not and whether before or after judgment) shall be reimbursed by Trustor to Beneficiary upon demand therefor and shall bear interest at the Default Rate from the date of expenditure until said sums have been paid by Trustor. Beneficiary shall be entitled to bid, at the sale of all or any portion of the Mortgaged Property held pursuant to this Deed of Trust, the amount of said Environmental Costs and interest in addition to the amount of the other Secured Obligations hereby secured. Trustor and Beneficiary acknowledge and agree that Trustor shall be fully and personally liable for the Environmental Costs hereunder and such liability shall not be limited to the original principal amount of the Secured Obligations secured by this Deed of Trust. For the purposes of any action brought under this paragraph, Trustor hereby waives the defense of laches and any applicable statute of limitations.

         3.8      Waiver of Marshalling; Application of Proceeds; and Set-Off
Claims.

                  A. Trustor, for itself and for all persons hereafter claiming through or under it or who may at any time hereafter become holders of liens junior to the lien of this Deed of Trust, hereby expressly waives and releases all rights to direct the order in which any of the Mortgaged Property shall be sold in the event of any sale or sales pursuant hereto and to have any of the Mortgaged Property or any other property now or hereafter constituting security for any of the indebtedness secured hereby marshalled upon any foreclosure of this Deed of Trust or of any other security for any of said indebtedness. The provisions of this Section 3.8(A) have been set forth in the public records of Bastrop County through the due recordation of this Deed of Trust, and constructive notice of the same is thereby given to all persons who may subsequently claim lien rights in the Mortgaged Property.

                  B. Trustor hereby waives and disclaims any state law or principle of equity that limits the ability of Beneficiary to sell or dispose of the Mortgaged Property in multiple nonjudicial foreclosure actions, rather than one nonjudicial foreclosure action, by parcel rather than en masse, or to obtain, seek or enforce a deficiency judgment in respect of any sale of any piece of Mortgaged Property.

                  C. Trustor hereby waives and disclaims any state law or principle of equity that limits the discretion of Beneficiary to apply any payment received pursuant to this Deed of Trust or any other Loan Document or received on account of liquidation of any or all of the Mortgaged Property or any other Collateral, and Trustor further agrees that Beneficiary may apply such payment(s) to any of the Secured Obligations in such order as Beneficiary in its sole discretion shall determine.

                  D. With regard to any setoff exercised in connection with the Secured Obligations, Trustor agrees (i) to notify Beneficiary (or the agent therefor, should such agent be contemplated by the subject loan transaction) in the event that Trustor believes that any setoff has been exercised against Trustor, (ii) if Trustor believes such setoff is improper, it shall give Beneficiary a written demand for restitution of the sums so offset with reasonable opportunity for Beneficiary to effect such restitution, and
(iii) Trustor's rights and remedies, if any, with regard to any setoff shall be limited to money damages compensating Trustor for the damages proximately caused thereby, and Trustor hereby waives and disclaims all claims based on any state law or principle of equity that would give rise to any right or remedy in Trustor other than the foregoing.

         3.9      Remedies Cumulative.
                  -------------------


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                  A.       No remedy herein conferred upon or reserved to
Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  B. No delay or omission of Trustee or Beneficiary to exercise any right or power accruing upon any Event of Default shall impair any right or power or shall be construed to be a waiver of any Event of Default or any acquiescence thereof, and every power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time as often as may be deemed expedient by Trustee or Beneficiary.

                  C. If there exists additional security for the performance of the Secured Obligations secured hereby, Beneficiary, at its sole option and without limiting or affecting any of its rights or remedies hereunder, may exercise any of the rights and remedies to which it may be entitled hereunder either concurrently with whatever rights and remedies it may have in connection with such other security or in such order as it may determine.

                  D. Any application of any amounts or any portion thereof held by Beneficiary at any time as additional security hereunder against the Secured Obligations shall not extend or postpone the due dates of any payments due from Trustor to Beneficiary hereunder or under the Guaranty, or be construed to cure or waive any default or notice of default hereunder or invalidate any act done pursuant to any such default or notice.


                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 Limitation on Interest. Notwithstanding anything contained in this Deed of Trust or the Guaranty to the contrary, Beneficiary shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Secured Obligations, any amount in excess of the amount permitted and calculated at the highest lawful rate, and, in the event Beneficiary ever receives, collects or applies as interest any amount in excess of the amount permitted and calculated at the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Secured Obligations, and, if the principal balance of the Secured Obligations are paid in full, any remaining excess shall forthwith be paid to Trustor. In determining whether or not the interest paid or payable under any specific contingency exceeds the amount of interest permitted and calculated at the highest lawful rate, Trustor and Beneficiary shall, to the maximum extent permitted under applicable law, (A) characterize any non-principal payment (other than payments which are expressly designated as interest payments) as an expense, fee, or premium, rather than as interest, (B) exclude voluntary prepayments and the effect thereof, and (C) spread the total amount of interest throughout the entire contemplated term of the Secured Obligations.

         4.2 No Waiver; Cumulative Remedies. either Beneficiary shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid, unless in writing and signed by Beneficiary, and then only to the extent therein set forth. A waiver by Beneficiary of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that Beneficiary would otherwise have on any future occasion. No failure by Beneficiary to exercise, nor any delay in exercising, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided hereunder are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Deed of Trust may be waived, altered, modified or amended except by an instrument in writing, duly executed by Beneficiary and Trustor.

         4.3 Severability. Whenever possible, each provision of this Deed of Trust shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Deed of Trust shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Deed of Trust. This Deed of Trust is to be read, construed and applied together with the Guaranty, which, taken


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


together, set forth the complete understanding and agreement of Beneficiary and Trustor with respect to the matters referred to herein and therein.

         4.4      Certain Charges.
                  ---------------

                  A. Trustor agrees to pay Beneficiary for each statement of Beneficiary as to the Secured Obligations secured hereby, furnished at Trustor's request, the lesser of the maximum fee allowed by law and such fee as is customarily charged by Beneficiary as of the time said statement is furnished.

                  B. Trustor agrees to pay the lawful charges of Beneficiary for any service rendered Trustor, or on its behalf, connected with this Deed of Trust or the Secured Obligations, including changing its records pertaining to this Deed of Trust and the Secured Obligations to show a new owner of the Mortgaged Property, and replacing an existing policy of insurance held hereunder with another such policy.

         4.5 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Deed of Trust, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered: (a) upon the earlier of actual receipt and three business days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid; (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this Section 4.5); (c) one business day after deposit with a reputable overnight courier with all charges prepaid; or (d) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to such address (or facsimile number) designated by Trustor, Beneficiary and Trustee.

         4.6 Trustor Not Released. Extension of the time for payment or modification of the terms of payment of any sums secured by this Deed of Trust granted by Beneficiary to any successor in interest of Trustor shall not operate to release, in any manner, the liability of the original Trustor. Beneficiary shall not be required to commence proceedings against such successor or refuse to extend time for payment or otherwise modify the terms of payment of the sums secured by this Deed of Trust by reason of any demand made by the original Trustor. Without affecting the liability of any Person, including Trustor, for the payment of the Secured Obligations, or the lien of this Deed of Trust on the remainder of the Mortgaged Property for the full amount of the unpaid Secured Obligations, Beneficiary may, from time to time and without notice: (a) release any person liable for the payment of any of the Secured Obligations, (b) extend the time or otherwise alter the terms of payment of any of the Secured Obligations, (c) accept additional real or personal property of any kind as security therefor, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security, or (d) alter, substitute or release any property securing the Secured Obligations, (e) consent to the making of any map or plat of the Mortgaged Property or any part thereof, (f) join in granting any easement or creating any restriction thereon, (g) join in any subordination or other agreement affecting this Deed of Trust or the lien hereof, or (h) release all or part of the Mortgaged Property from the liens created in this Deed of Trust.

         4.7 Inspection. Beneficiary may make or cause to be made entry upon and inspections of the Mortgaged Property or any part thereof in person or by agent.

         4.8 Release of this Deed of Trust. If the Secured Obligations are paid and performed in full in accordance with the terms of the instruments evidencing the same, and if Trustor shall fully perform all of Trustor's covenants contained herein, then this conveyance shall become null and void and be released at Trustor's request and expense; otherwise, it shall remain in full force and effect, provided that no release hereof shall impair Trustor's warranties and indemnities contained herein.

         4.9 Interpretation. Wherever used in this Deed of Trust, unless the context otherwise indicates a contrary intent, or unless otherwise specifically provided herein, the word "Trustor" shall mean and include both Trustor and any subsequent owner or owners of the Mortgaged Property, and the word "Beneficiary" shall mean and include not only the original Beneficiary hereunder but also any successors or assigns of the original Beneficiary.


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING -- Page 44

Specific enumeration of rights, powers and remedies of Trustee and Beneficiary and of acts that they may do and of acts to be done and not to be done by Trustor is not to be deemed to exclude or limit the general. The captions and section titles contained in this Deed of Trust are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The parties hereto have participated jointly in the negotiation and drafting of this Deed of Trust. In the event an ambiguity or question of intent or interpretation arises, this Deed of Trust shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Deed of Trust.

         4.10     Successors and Assigns. Subject to the provisions of Section
1.8 of this Deed of Trust, all of the grants, Secured Obligations, covenants, agreements, terms, provisions and conditions herein shall run with the land and shall apply to and bind and inure to the benefit of the successors and assigns of Trustor and the successors in trust of Trustee and the successors and assigns of Beneficiary.

         4.11 Governing Law. THIS DEED OF TRUST SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         4.12 Substitution of Trustee. Trustee may be removed at any time with or without cause, at the option of Beneficiary, by written declaration of removal executed by Beneficiary, without any notice to or demand upon Trustee, Trustor or any other person. If at any time Trustee is removed, dies or refuses, fails or is unable to act as Trustee, Beneficiary may appoint any person as successor Trustee hereunder, without any formality other than a written declaration of appointment executed by Beneficiary. Immediately upon appointment, the successor Trustee so appointed automatically will be vested with all the estate and title in the Mortgaged Property, and with all of the rights, powers, privileges, authority, options and discretions, and charged with all of the duties and liabilities, vested in or imposed upon Trustee by this instrument, and any conveyance executed by any successor Trustee will have the same effect and validity as if executed by the Trustee named in this Deed of Trust.

         4.13 No Merger. There shall be no merger of the lien created by this Deed of Trust with the fee estate in the Mortgaged Property, or any interest therein or portion thereof, by reason of the fact that the same Person may own or hold (a) the lien created by this Deed of Trust or any interest therein and (b) the fee estate in the Mortgaged Property or any interest therein or portion thereof; and no merger shall occur unless and until Beneficiary and Trustee shall join in a written instrument effecting such merger and shall duly record the same.

         4.14 Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Deed of Trust (and, specifically, the provisions of Section 4.2) with its counsel.

         4.15 Time is Of the Essence. Time is of the essence in this Deed of Trust.

         4.16 No Oral Agreements. THIS DEED OF TRUST AND THE GUARANTY REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of Page Intentionally Left Blank]


DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING -- Page 45

          IN WITNESS WHEREOF, the undersigned has executed this Deed of Trust the day and year first hereinabove written.

                                          TRUSTOR:
                                          -------

                                          UNITED STATES FUNDING GROUP, INC., a
                                                           corporation
                                          ----------------


                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------


STATE OF TEXAS  ss.
                                           ss.
COUNTY OF       ss.
         -------

         This instrument was acknowledged before me on ______, 2002, by _____________________, ____________________________ of United States Funding
Group, Inc., a ___________ corporation, on behalf of such corporation.


                                    --------------------------------------------
                                    Notary Public in and for the State of Texas

My commission expires:
                                    --------------------------------------------
----------------------              Notary's Printed Name



DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING -- Page 46

                                    EXHIBIT A

                               (Legal Description)

                                    EXHIBIT C

                          FORM OF USFG NEGATIVE PLEDGE

This instrument prepared by
and after recording return to:

John M. Flynn, Esq.
Carruthers & Roth, P.A.
Post Office Box 540
Greensboro, North Carolina 27402

STATE OF TEXAS
                                        NEGATIVE PLEDGE AGREEMENT
COUNTY OF BASTROP


         THIS NEGATIVE PLEDGE AGREEMENT is made as of this 25th day of October, 2002, by UNITED STATES FUNDING GROUP, INC., a __________ corporation, with an address of _____________________ ("Grantor"), for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (successor by merger to General Electric Capital Corporation, a New York corporation) with an address of General Electric Capital Corporation, Lee Farm Corporate Park, 83 Wooster Heights Road, Danbury, CT 06810 ("Lender").

                                   WITNESSETH:

         WHEREAS, pursuant to a Guarantee of even date herewith between Grantor and Lender (the "Guarantee"), Grantor is indebted or otherwise obligated to Lender in the principal sum of Nine Hundred Thousand and No/100 Dollars ($900,000.00) (the "Loan") as guarantor of the indebtedness owing by MANAGEMENT ALLIANCE CORPORATION, a Texas corporation ("MAC"), INFORMATION SYSTEMS CONSULTING CORP., a Texas corporation ("ISCC"), DATATEK CONSULTING GROUP CORPORATION, a Texas corporation ("DCGC"), TEXCEL SERVICES, INC., a Pennsylvania corporation ("TSI"), and MOUNTAIN, LTD., a Maine corporation ("ML" and, together with MAC, ISCC, DCGC and TSI, the "Borrowers" and each a "Borrower"); and DIVERSIFIED CORPORATE RESOURCES, INC., a Texas corporation ("Parent"), MAGIC NORTHEAST, INC., a Delaware corporation ("Magic"), and PREFERRED FUNDING CORPORATION, a Texas corporation ("PFC", and together with Parent and Magic, the "Guarantors" and each a "Guarantor"; the Borrowers and the Guarantors being collectively referred to herein as the "Credit Parties" and each a "Credit Party"), pursuant to that certain Loan Agreement dated as of May 18, 2000 among Lender and the Credit Parties, such indebtedness or obligation and all present or future modifications, extensions, renewals or replacements thereof are hereinafter referred to as the ("Obligations") the terms of which are incorporated herein by reference;

         WHEREAS, Grantor owns certain land located in Bastrop County, State of Texas and more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference, together with the improvements and fixtures located thereon (the "Premises"); and

         WHEREAS, as condition of the Guarantee and the continued extension of credit to the Credit Parties pursuant to the Loan Agreement, Lender has required and Grantor has agreed to execute this Agreement and not to encumber the Premises, except as expressly permitted hereby.

         NOW, THEREFORE, for and in consideration of and as a condition of the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

         1. Property. For so long as any part of the Obligations remain outstanding, Grantor will not, without first obtaining the prior written consent of Lender, create or permit any lien, encumbrance, charge, or security interest of any kind to exist on or with respect to the Premises, nor will Grantor transfer, sell, assign or in any manner dispose of the premises or any interest therein.

         2. Recording. Lender is hereby authorized and permitted to cause this Agreement to be recorded in the Bastrop County Registry.

         3. Termination. This Agreement shall remain in full force and effect until the Obligations shall have been paid in full.

         IN WITNESS WHEREOF, Grantor has caused this Agreement to be duly executed under seal, as of the day and year first above written.


UNITED STATES FUNDING GROUP, INC.           ATTEST:


By:
   ------------------------------           ----------------------------------
Name:                                                            Secretary
     ----------------------------           ---------------------
Title:
      ---------------------------


                                            [CORPORATE SEAL]

STATE OF TEXAS

COUNTY OF
         -----------------

         I, ________________________, a Notary Public of the State and County aforesaid, certify that __________________ personally appeared before me this day and acknowledged that he is ___________ Secretary of UNITED STATES FUNDING GROUP, INC, a ___________ corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its President, sealed with its corporate seal and attested by ____________________________, as its _______ Secretary.

         WITNESS my hand and official stamp or seal, this 25th day of October, 2002.


                                        ----------------------------------------
                                        Notary Public

                                        My Commission Expires:
                                                              ------------------

                                    EXHIBIT A

                                Legal Description


                                       50